                              BoAMS 2003-E Group 1
                                    3-1 Arms

--------------------------------------------------------------------------------

1.   Original Balance

----------------------------------------------------------------------------------------------------------------------------------
                       Number      Aggregate       Percent      Average                                 W.A.        W.A.
                         of         Current       of Loans      Original    W.A.    W.A.      W.A.     Original   Remaining   W.A.
                      Mortgage     Principal    by Principal   Principal    Gross   FICO    Original   Term to     Term to    Loan
Original Balance        Loans       Balance        Balance      Balance    Coupon   Score     LTV      Maturity    Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000         12     $  4,084,774        2.12%      $341,925   4.623%   735     70.25%       360        358        2
---------------------------------------------------------------------------------------------------------------------------------
350,001 - 450,000        143       57,872,294       29.97        405,128   4.463    744     69.05        360        359        1
---------------------------------------------------------------------------------------------------------------------------------
450,001 - 550,000         99       49,484,657       25.62        500,341   4.440    742     65.58        358        358        1
---------------------------------------------------------------------------------------------------------------------------------
550,001 - 650,000         54       32,450,605       16.80        601,547   4.426    740     66.10        360        359        1
---------------------------------------------------------------------------------------------------------------------------------
650,001 - 750,000         29       20,723,507       10.73        715,359   4.490    729     65.33        360        359        1
---------------------------------------------------------------------------------------------------------------------------------
750,001 - 850,000          8        6,407,499        3.32        802,720   4.532    737     51.19        360        358        2
---------------------------------------------------------------------------------------------------------------------------------
850,001 - 950,000          7        6,348,180        3.29        907,757   4.537    708     59.86        360        359        1
---------------------------------------------------------------------------------------------------------------------------------
950,001 - 1,050,000       16       15,754,353        8.16        985,620   4.477    742     57.17        360        359        1
---------------------------------------------------------------------------------------------------------------------------------
Total:                   368     $193,125,868      100.00%      $525,394   4.463%   739     65.43%       360        359        1
---------------------------------------------------------------------------------------------------------------------------------

Average: $525,394.23
Lowest: $329,000.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

2.   Gross Coupon

----------------------------------------------------------------------------------------------------------------------------
                 Number      Aggregate       Percent      Average                                  W.A.        W.A.
                   of         Current       of Loans     Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
                Mortgage     Principal    by Principal   Principal    Gross    FICO   Original   Term to     Term to    Loan
Gross Coupon      Loans       Balance        Balance      Balance    Coupon   Score     LTV      Maturity    Maturity   Age
----------------------------------------------------------------------------------------------------------------------------
3.876 - 4.000        7     $  3,363,014        1.74%      $480,954   4.000%    748     67.03%       360        359        1
----------------------------------------------------------------------------------------------------------------------------
4.001 - 4.125       20       11,147,311        5.77        557,975   4.125     745     65.10        360        359        1
----------------------------------------------------------------------------------------------------------------------------
4.126 - 4.250       64       33,774,900       17.49        528,228   4.250     745     61.67        357        357        1
----------------------------------------------------------------------------------------------------------------------------
4.251 - 4.375       86       43,830,409       22.70        510,227   4.375     741     68.26        360        359        1
----------------------------------------------------------------------------------------------------------------------------
4.376 - 4.500       95       49,750,685       25.76        524,162   4.500     742     66.03        360        359        1
----------------------------------------------------------------------------------------------------------------------------
4.501 - 4.625       52       28,401,680       14.71        546,771   4.625     731     63.23        360        359        1
----------------------------------------------------------------------------------------------------------------------------
4.626 - 4.750       27       14,789,026        7.66        548,220   4.750     730     65.43        360        359        1
----------------------------------------------------------------------------------------------------------------------------
4.751 - 4.875        8        4,022,605        2.08        503,063   4.875     731     65.75        360        360        0
----------------------------------------------------------------------------------------------------------------------------
4.876 - 5.000        3        1,104,172        0.57        368,500   5.000     712     71.64        360        359        1
----------------------------------------------------------------------------------------------------------------------------
5.126 - 5.250        1          569,261        0.29        576,000   5.250     707     80.00        360        350       10
----------------------------------------------------------------------------------------------------------------------------
5.376 - 5.500        2          739,428        0.38        372,550   5.500     698     79.27        360        353        7
----------------------------------------------------------------------------------------------------------------------------
5.626 - 5.750        2        1,218,048        0.63        616,330   5.750     753     66.30        360        350       10
----------------------------------------------------------------------------------------------------------------------------
5.876 - 6.000        1          415,328        0.22        419,600   6.000     777     80.00        360        350       10
----------------------------------------------------------------------------------------------------------------------------
Total:             368     $193,125,868      100.00%      $525,394   4.463%    739     65.43%       360        359        1
----------------------------------------------------------------------------------------------------------------------------

W.A.: 4.463%
Lowest: 4.000%
Highest: 6.000%

--------------------------------------------------------------------------------

3. Credit Score

---------------------------------------------------------------------------------------------------------------------------
                Number      Aggregate       Percent      Average                                  W.A.        W.A.
                  of         Current       of Loans      Original    W.A.    W.A.      W.A.     Original   Remaining   W.A.
               Mortgage     Principal    by Principal   Principal    Gross   FICO    Original   Term to     Term to    Loan
Credit Score     Loans       Balance        Balance      Balance    Coupon   Score      LTV     Maturity    Maturity   Age
---------------------------------------------------------------------------------------------------------------------------
800 - 824           2     $    863,895        0.45%      $432,250   4.583%    807     70.95%       360        359        1
---------------------------------------------------------------------------------------------------------------------------
775 - 799          67       33,681,743       17.44        503,320   4.478     785     60.50        357        357        1
---------------------------------------------------------------------------------------------------------------------------
750 - 774         102       54,468,875       28.20        534,698   4.438     762     63.91        360        359        1
---------------------------------------------------------------------------------------------------------------------------
725 - 749          80       40,724,285       21.09        509,555   4.420     737     68.62        360        359        1
---------------------------------------------------------------------------------------------------------------------------
700 - 724          66       34,829,845       18.03        528,309   4.449     712     68.58        360        359        1
---------------------------------------------------------------------------------------------------------------------------
675 - 699          36       20,139,011       10.43        559,994   4.565     688     63.78        360        359        1
---------------------------------------------------------------------------------------------------------------------------
650 - 674          10        5,330,579        2.76        533,530   4.597     661     71.12        360        359        1
---------------------------------------------------------------------------------------------------------------------------
625 - 649           5        3,087,635        1.60        618,200   4.531     637     67.59        360        359        1
---------------------------------------------------------------------------------------------------------------------------
Total:            368     $193,125,868      100.00%      $525,394   4.463%    739     65.43%       360        359        1
---------------------------------------------------------------------------------------------------------------------------

W.A.: 739
Lowest: 627
Highest: 810

--------------------------------------------------------------------------------

4.   Index

---------------------------------------------------------------------------------------------------------------------
          Number      Aggregate       Percent      Average                                 W.A.        W.A.
            of         Current       of Loans      Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
         Mortgage    Principal     by Principal   Principal   Gross    FICO    Original    Term to    Term to    Loan
Index     Loans        Balance        Balance       Balance   Coupon   Score     LTV      Maturity    Maturity    Age
---------------------------------------------------------------------------------------------------------------------
12ML        368     $193,125,868      100.00%      $525,394   4.463%    739      65.43%      360        359       1
---------------------------------------------------------------------------------------------------------------------
Total:      368     $193,125,868      100.00%      $525,394   4.463%    739      65.43%      360        359       1
---------------------------------------------------------------------------------------------------------------------

5.   Loan Purpose

----------------------------------------------------------------------------------------------------------------------------------
                       Number      Aggregate      Percent       Average                                   W.A.       W.A.
                         of         Current       of Loans      Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                      Mortgage     Principal    by Principal   Principal    Gross    FICO   Original    Term to    Term to    Loan
Loan Purpose            Loans       Balance       Balance       Balance    Coupon   Score     LTV      Maturity    Maturity    Age
----------------------------------------------------------------------------------------------------------------------------------
Refinance-Rate/Term      264     $141,555,143       73.30%      $536,757   4.441%    740      64.65%      359        359       1
----------------------------------------------------------------------------------------------------------------------------------
Purchase                  63       30,730,829       15.91        488,591   4.507     745      73.54       360        359       1
----------------------------------------------------------------------------------------------------------------------------------
Refinance-Cashout         41       20,839,896       10.79        508,783   4.548     727      58.75       360        359       1
----------------------------------------------------------------------------------------------------------------------------------
Total:                   368     $193,125,868      100.00%      $525,394   4.463%    739      65.43%      360        359       1
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6.   Property Type

----------------------------------------------------------------------------------------------------------------------------
                 Number      Aggregate      Percent       Average                                  W.A.        W.A.
                   of         Current       of Loans      Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                Mortgage     Principal    by Principal   Principal    Gross    FICO   Original    Term to     Term to   Loan
Property Type     Loans       Balance       Balance       Balance    Coupon   Score     LTV      Maturity    Maturity    Age
----------------------------------------------------------------------------------------------------------------------------
SFR                249     $132,387,192       68.55%      $532,201   4.447%    741      63.90%      359        359       1
----------------------------------------------------------------------------------------------------------------------------
PUD Detach          76       40,816,054       21.13        537,575   4.460     733      67.77       360        359       1
----------------------------------------------------------------------------------------------------------------------------
Condo               31       14,420,019        7.47        466,428   4.600     743      69.78       360        358       2
----------------------------------------------------------------------------------------------------------------------------
PUD Attach           9        3,692,026        1.91        411,000   4.544     723      77.23       360        359       1
----------------------------------------------------------------------------------------------------------------------------
2-Family             3        1,810,577        0.94        604,333   4.423     761      65.56       360        359       1
----------------------------------------------------------------------------------------------------------------------------
Total:             368     $193,125,868      100.00%      $525,394   4.463%    739      65.43%      360        359       1
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7.   Occupancy Status

-------------------------------------------------------------------------------------------------------------------------------
                    Number      Aggregate       Percent      Average                                  W.A.        W.A.
                      of         Current       of Loans     Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
                   Mortgage     Principal    by Principal   Principal    Gross    FICO   Original   Term to     Term to    Loan
Occupancy Status     Loans       Balance        Balance      Balance    Coupon   Score     LTV      Maturity    Maturity    Age
-------------------------------------------------------------------------------------------------------------------------------
Primary               341     $180,231,431       93.32%      $529,125   4.455%    738      65.89%      360        359       1
-------------------------------------------------------------------------------------------------------------------------------
Secondary              20       10,054,359        5.21        503,250   4.502     753      58.06       360        359       1
-------------------------------------------------------------------------------------------------------------------------------
Investor                7        2,840,078        1.47        406,929   4.807     754      62.35       360        358       2
-------------------------------------------------------------------------------------------------------------------------------
Total:                368     $193,125,868      100.00%      $525,394   4.463%    739      65.43%      360        359       1
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8.   Geographic Distribution

-----------------------------------------------------------------------------------------------------------------------------------
                        Number      Aggregate       Percent      Average                                  W.A.        W.A.
                          of         Current       of Loans      Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
Geographic             Mortgage     Principal    by Principal   Principal    Gross    FICO   Original    Term to    Term to    Loan
Distribution             Loans       Balance        Balance      Balance    Coupon   Score     LTV      Maturity    Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
California                271     $141,428,598       73.23%      $522,471   4.452%    739      67.07%      360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
Illinois                   25       14,633,397        7.58        585,890   4.362     743      57.98       354        353       1
-----------------------------------------------------------------------------------------------------------------------------------
North Carolina              8        4,251,441        2.20        532,056   4.625     723      60.09       360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
Massachusetts               7        4,000,829        2.07        572,071   4.433     742      44.71       360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
South Carolina              7        3,803,989        1.97        543,740   4.468     719      71.31       360        360       0
-----------------------------------------------------------------------------------------------------------------------------------
Florida                     9        3,644,013        1.89        405,944   4.648     742      67.91       360        358       2
-----------------------------------------------------------------------------------------------------------------------------------
Texas                       6        2,731,918        1.41        455,404   4.260     748      71.77       360        360       0
-----------------------------------------------------------------------------------------------------------------------------------
Washington                  5        2,102,874        1.09        420,800   4.620     755      65.78       360        360       0
-----------------------------------------------------------------------------------------------------------------------------------
Georgia                     4        1,914,556        0.99        479,103   4.567     776      63.26       360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
Virginia                    4        1,682,197        0.87        422,025   4.971     761      62.51       360        357       3
-----------------------------------------------------------------------------------------------------------------------------------
Arizona                     2        1,460,139        0.76        731,000   4.686     682      67.17       360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
Missouri                    2        1,439,132        0.75        720,500   4.586     707      76.51       360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
Nevada                      3        1,338,292        0.69        446,667   4.682     731      68.29       360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
Colorado                    2        1,029,574        0.53        515,500   4.230     759      42.94       360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
Connecticut                 1          997,743        0.52        999,000   4.750     765      55.50       360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
District of Columbia        1          994,159        0.51        995,500   4.375     729      52.39       360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
Hawaii                      1          938,587        0.49        940,000   4.750     725      47.00       360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
Ohio                        2          827,903        0.43        414,500   4.474     772      67.51       360        359       1
-----------------------------------------------------------------------------------------------------------------------------------

Maryland                    2          777,244        0.40        388,622   4.362     714      49.86       360        360       0
-----------------------------------------------------------------------------------------------------------------------------------
Wisconsin                   1          749,012        0.39        750,000   4.500     786      54.86       360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
Other                       5        2,380,269        1.23        476,383   4.451     760      66.01       360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    368     $193,125,868      100.00%      $525,394   4.463%    739      65.43%      360        359       1
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9.   County Distribution

----------------------------------------------------------------------------------------------------------------------------------
                       Number      Aggregate      Percent       Average                                  W.A.        W.A.
                         of         Current       of Loans      Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                      Mortgage     Principal    by Principal   Principal    Gross    FICO   Original   Term to     Term to    Loan
County Distribution     Loans       Balance       Balance       Balance    Coupon   Score     LTV      Maturity    Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
SANTA CLARA              128     $ 66,543,674       34.46%      $520,333   4.377%    743     67.77%       360        359        1
----------------------------------------------------------------------------------------------------------------------------------
ALAMEDA                   28       15,021,045        7.78        537,391   4.396     735     70.85        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES               24       12,881,429        6.67        537,541   4.538     732     68.65        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
SAN MATEO                 18        9,407,363        4.87        523,117   4.463     720     65.00        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
COOK                      16        9,302,154        4.82        581,907   4.362     729     58.20        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
CONTRA COSTA              18        8,732,878        4.52        485,702   4.533     745     64.47        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
ORANGE                    13        7,503,070        3.89        577,685   4.499     735     63.49        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
SAN FRANCISCO             10        5,360,132        2.78        537,436   4.830     737     66.17        360        358        2
----------------------------------------------------------------------------------------------------------------------------------
SAN DIEGO                  9        3,809,039        1.97        423,658   4.630     743     69.44        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
LAKE                       6        3,586,074        1.86        598,291   4.266     771     54.43        335        335        1
----------------------------------------------------------------------------------------------------------------------------------
Other                     98       50,979,009       26.40        520,800   4.540     742     62.20        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
Total:                   368     $193,125,868      100.00%      $525,394   4.463%    739     65.43%       360        359        1
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10.  Original LTV

----------------------------------------------------------------------------------------------------------------------------
                 Number      Aggregate      Percent       Average                                  W.A.        W.A.
                   of         Current       of Loans      Original    W.A.    W.A.      W.A.     Original   Remaining   W.A.
                Mortgage     Principal    by Principal   Principal    Gross   FICO    Original   Term to     Term to    Loan
Original LTV     Loans        Balance       Balance       Balance    Coupon   Score      LTV     Maturity    Maturity    Age
----------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00        2     $  1,456,146        0.75%      $728,750   4.332%    751      16.47%      360        359        1
----------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00        6        3,531,906        1.83        589,250   4.478     733      28.25       360        359        1
----------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00        3        1,938,000        1.00        646,000   4.250     745      32.68       314        314        0
----------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00        7        3,504,109        1.81        501,059   4.537     773      37.21       360        359        1
----------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00       13        7,545,351        3.91        581,331   4.425     742      42.93       360        359        1
----------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00       21       12,845,606        6.65        612,829   4.559     743      47.91       360        359        1
----------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00       26       13,678,262        7.08        526,619   4.451     755      52.97       360        359        1
----------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00       32       18,603,463        9.63        581,876   4.398     740      57.69       360        359        1
----------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00       32       16,633,933        8.61        520,242   4.393     744      62.69       360        359        1
----------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00       54       28,584,561       14.80        529,841   4.483     735      68.42       360        359        1
----------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00       43       22,982,543       11.90        535,148   4.468     736      73.45       360        359        1
----------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00      128       61,384,237       31.78        480,153   4.485     734      79.13       360        359        1
----------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00        1          437,750        0.23        437,750   4.125     761      85.00       360        360        0
----------------------------------------------------------------------------------------------------------------------------
Total:             368     $193,125,868      100.00%      $525,394   4.463%    739      65.43%      360        359        1
----------------------------------------------------------------------------------------------------------------------------

W.A.: 65.43%
Lowest: 15.85%
Highest: 85.00%

--------------------------------------------------------------------------------

11.  Original Term

----------------------------------------------------------------------------------------------------------------------------
                 Number      Aggregate      Percent       Average                                  W.A.        W.A.
                   of         Current       of Loans      Original    W.A.    W.A.      W.A.     Original   Remaining   W.A.
                Mortgage     Principal    by Principal   Principal    Gross   FICO    Original   Term to     Term to    Loan
Original Term     Loans       Balance       Balance       Balance    Coupon   Score      LTV     Maturity    Maturity   Age
----------------------------------------------------------------------------------------------------------------------------
180                  1     $    490,000        0.25%      $490,000   4.250%    790     34.15%       180        180        0
----------------------------------------------------------------------------------------------------------------------------
360                367      192,635,868       99.75        525,491   4.463     739     65.51        360        359        1
----------------------------------------------------------------------------------------------------------------------------
Total:             368     $193,125,868      100.00%      $525,394   4.463%    739     65.43%       360        359        1
----------------------------------------------------------------------------------------------------------------------------

W.A.: 359.5 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                              BoAMS 2003-E Group 1
                                    3-1 Arms
                            Collateral Summary Report

--------------------------------------------------------------------------------

1.   General Pool Characteristics

Pool Size: $193,125,867.83
Loan Count: 368
Cut-off Date: 2003-05-01
Avg. Loan Balance: $524,798.55
Avg. Orig. Balance: $525,394.23
W.A. FICO*: 739
W.A. Orig. LTV: 65.43%
W.A. Cut-Off LTV: 65.35%
W.A. Gross Coupon: 4.463%
W.A. Net Coupon: 3.383%
W.A. Servicing Fee: 1.077%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 0.23%
% over 100 COLTV: 0.00%
% with PMI: 0.23%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 12.00%
W.A. MI Adjusted LTV: 65.33%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 6.35%

*    FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2.   Original Balance

-----------------------------
Original Balance      Percent
-----------------------------
250,001 - 350,000       2.12%
-----------------------------
350,001 - 450,000      29.97
-----------------------------
450,001 - 550,000      25.62
-----------------------------
550,001 - 650,000      16.80
-----------------------------
650,001 - 750,000      10.73
-----------------------------
750,001 - 850,000       3.32
-----------------------------
850,001 - 950,000       3.29
-----------------------------
950,001 - 1,050,000     8.16
-----------------------------
Total:                100.00%
-----------------------------

Average: $525,394.23
Lowest: $329,000.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

3.   Cut-Off Balance

-----------------------------
Cut-Off Balance       Percent
-----------------------------
300,001 - 400,000      15.44%
-----------------------------
400,001 - 500,000      30.76
-----------------------------
500,001 - 600,000      20.20
-----------------------------
600,001 - 700,000      11.99
-----------------------------
700,001 - 800,000       8.88
-----------------------------
800,001 - 900,000       2.64
-----------------------------
900,001 - 1,000,000    10.09
-----------------------------
Total:                100.00%
-----------------------------

Average: 524,798.55
Lowest: 328,149.51
Highest: 1,000,000.00

--------------------------------------------------------------------------------

4.   Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

5.   Coupon

-----------------------
Coupon          Percent
-----------------------
3.876 - 4.000     1.74%
-----------------------
4.001 - 4.125     5.77
-----------------------
4.126 - 4.250    17.49
-----------------------
4.251 - 4.375    22.70
-----------------------
4.376 - 4.500    25.76
-----------------------
4.501 - 4.625    14.71
-----------------------
4.626 - 4.750     7.66
-----------------------
4.751 - 4.875     2.08
-----------------------
4.876 - 5.000     0.57
-----------------------
5.126 - 5.250     0.29
-----------------------
5.376 - 5.500     0.38
-----------------------
5.626 - 5.750     0.63
-----------------------
5.876 - 6.000     0.22
-----------------------
Total:          100.00%
-----------------------

W.A.: 4.463
Lowest: 4.000
Highest: 6.000

--------------------------------------------------------------------------------

6.   Credit Score*

-----------------------
Credit Score*   Percent
-----------------------
801 - 850         0.45%
-----------------------
751 - 800        44.42
-----------------------
701 - 750        40.11
-----------------------
651 - 700        13.43
-----------------------
601 - 650         1.60
-----------------------
Total:          100.00%
-----------------------

W.A.: 739
Lowest: 627
Highest: 810

--------------------------------------------------------------------------------

7.   PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             99.77%
-----------------------
GEMIC             0.23
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

8.   Product Type

--------------------------
Product Type       Percent
--------------------------
3/27 12 MO LIBOR    99.75%
--------------------------
3/12 12 MO LIBOR     0.25
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

9.   Index

----------------
Index    Percent
----------------
12ML     100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

10.  Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Refinance-Rate/Term    73.30%
-----------------------------
Purchase               15.91
-----------------------------
Refinance-Cashout      10.79
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

11.  Loan Type

----------------------
Loan Type      Percent
----------------------
CONVENTIONAL   100.00%
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

12.  Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              68.55%
-----------------------
PUD Detach       21.13
-----------------------
Condo             7.47
-----------------------
PUD Attach        1.91
-----------------------
2-Family          0.94
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

13.  Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             93.32%
--------------------------
Secondary            5.21
--------------------------
Investor             1.47
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

14.  Documentation

------------------------
Documentation    Percent
------------------------
Rapid             65.04%
------------------------
Standard          17.51
------------------------
Reduced           13.95
------------------------
All Ready Home     3.49
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

15.  State

------------------------
State            Percent
------------------------
California        73.23%
------------------------
Illinois           7.58
------------------------
North Carolina     2.20
------------------------
Massachusetts      2.07
------------------------
South Carolina     1.97
------------------------
Other             12.95
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

16.  Zip Code

------------------
Zip Code   Percent
------------------
95014        6.35%
------------------
95070        3.02
------------------
94539        2.85
------------------
95120        2.63
------------------
94087        2.47
------------------
Other       82.68
------------------
Total:     100.00%
------------------

17.  OLTV

-----------------------
OLTV            Percent
-----------------------
*= 20.00          0.75%
-----------------------
25.01 - 30.00     1.83
-----------------------
30.01 - 35.00     1.00
-----------------------
35.01 - 40.00     1.81
-----------------------
40.01 - 45.00     3.91
-----------------------
45.01 - 50.00     6.65
-----------------------
50.01 - 55.00     7.08
-----------------------
55.01 - 60.00     9.63
-----------------------
60.01 - 65.00     8.61
-----------------------
65.01 - 70.00    14.80
-----------------------
70.01 - 75.00    11.90
-----------------------
75.01 - 80.00    31.78
-----------------------
80.01 - 85.00     0.23
-----------------------
Total:          100.00%
-----------------------

W.A.: 65.43%
Lowest: 15.85%
Highest: 85.00%

* denotes less than

--------------------------------------------------------------------------------

18.  Cut-Off LTV

-----------------------
 Cut-Off LTV    Percent
-----------------------
*= 20.00          0.75%
-----------------------
25.01 - 30.00     1.83
-----------------------
30.01 - 35.00     1.00
-----------------------
35.01 - 40.00     1.81
-----------------------
40.01 - 45.00     4.20
-----------------------
45.01 - 50.00     6.35
-----------------------
50.01 - 55.00     7.08
-----------------------
55.01 - 60.00     9.63
-----------------------
60.01 - 65.00     8.61
-----------------------
65.01 - 70.00    14.80
-----------------------
70.01 - 75.00    12.08
-----------------------
75.01 - 80.00    31.61
-----------------------
80.01 - 85.00     0.23
-----------------------
Total:          100.00%

W.A.: 65.35%
Lowest: 15.82%
Highest: 85.00%

* denotes less than
--------------------------------------------------------------------------------

19.  Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

*    MBA method

--------------------------------------------------------------------------------

20.  Times 30 Days

-----------------------
Times 30 Days   Percent
-----------------------
0                98.90%
-----------------------
1                1.10
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

21.  Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

22.  Prepay Flag

---------------------
Prepay Flag   Percent
---------------------
N              100.00%
---------------------
Total:        100.00%
---------------------

--------------------------------------------------------------------------------

23.  Prepay Penalty Term

Prepay Penalty Term   Percent
------------------------------
0                     100.00%
------------------------------
Total:                100.00%
------------------------------

W.A.: 0.0
Lowest: 0
Highest: 0

--------------------------------------------------------------------------------

24.  Remaining Prepayment Term

-----------------------------------
Remaining Prepayment Term   Percent
-----------------------------------
0                           100.00%
-----------------------------------
Total:                      100.00%
-----------------------------------

--------------------------------------------------------------------------------

25.  Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

26.  Original Term

-----------------------
Original Term   Percent
-----------------------
180               0.25%
-----------------------
360              99.75
-----------------------
Total:          100.00%
-----------------------

W.A.: 359.5 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

27.  Scheduled Remaining Term

----------------------------------
Scheduled Remaining Term   Percent
----------------------------------
175 - 180                    0.25%
----------------------------------
349 - 354                    1.31
----------------------------------
355 - 360                   98.44
----------------------------------
Total:                     100.00%
----------------------------------

W.A.: 358.8 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

28.  Cut-Off Loan Age

--------------------------
Cut-Off Loan Age   Percent
--------------------------
= 0                33.61%
--------------------------
1 - 6              65.08
--------------------------
7 - 12              1.31
--------------------------
Total:            100.00%
--------------------------

W.A.: 0.8 months
Lowest: 0 months
Highest: 10 months

--------------------------------------------------------------------------------

29.  Gross Margin

----------------------
Gross Margin   Percent
----------------------
2.250          100.00%
----------------------
Total:         100.00%
----------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

30.  Initial Cap (ARMs)

----------------------------
Initial Cap (ARMs)   Percent
----------------------------
2.000                100.00%
----------------------------
Total:               100.00%
----------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

31.  Periodic Cap (ARMs)

-----------------------------
Periodic Cap (ARMs)   Percent
-----------------------------
2.000                 100.00%
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

32.  Maximum Rate (ARMs)

-----------------------------
Maximum Rate (ARMs)   Percent
-----------------------------
 9.001 - 10.000         1.74%
-----------------------------
10.001 - 11.000        96.74
-----------------------------
11.001 - 12.000         1.52
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 10.463%
Lowest: 10.000%
Highest: 12.000%

--------------------------------------------------------------------------------

33.  Cutoff Rollterm

-------------------------
Cutoff Rollterm   Percent
-------------------------
25 - 30             1.31%
-------------------------
31 - 36            98.69
-------------------------
Total:            100.00%
-------------------------

W.A.: 35.2 months
Lowest: 26 months
Highest: 36 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                              BoAMS 2003-E Group 2
                   5-1 ARMS & Net 5's with No Prepay Penalties

--------------------------------------------------------------------------------

1.   Original Balance

---------------------------------------------------------------------------------------------------------------------------
                        Number     Aggregate      Percent     Average                               W.A.       W.A.
                          of        Current      of Loans     Original    W.A.   W.A.     W.A.    Original  Remaining  W.A.
                       Mortgage    Principal   by Principal  Principal    Gross  FICO   Original  Term to    Term to   Loan
Original Balance         Loans      Balance       Balance     Balance    Coupon  Score    LTV     Maturity   Maturity  Age
---------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000           83    $28,138,681       4.22%    $  339,230  4.898%   737     63.38%     358       357       1
---------------------------------------------------------------------------------------------------------------------------
350,001 - 450,000          446    179,477,746      26.93        402,754  4.904    744     67.13      359       358       1
---------------------------------------------------------------------------------------------------------------------------
450,001 - 550,000          283    140,708,778      21.11        497,672  4.865    743     67.63      359       358       1
---------------------------------------------------------------------------------------------------------------------------
550,001 - 650,000          190    114,577,064      17.19        603,390  4.882    744     62.56      360       359       1
---------------------------------------------------------------------------------------------------------------------------
650,001 - 750,000          117     83,148,244      12.47        711,150  4.897    745     63.79      360       359       1
---------------------------------------------------------------------------------------------------------------------------
750,001 - 850,000           32     25,467,040       3.82        796,116  4.866    736     60.71      360       359       1
---------------------------------------------------------------------------------------------------------------------------
850,001 - 950,000           41     37,008,028       5.55        903,266  5.028    748     60.16      349       348       1
---------------------------------------------------------------------------------------------------------------------------
950,001 - 1,050,000         50     49,657,597       7.45        993,715  4.925    739     56.46      360       359       1
---------------------------------------------------------------------------------------------------------------------------
1,050,001 - 1,150,000        1      1,120,000       0.17      1,120,000  3.250    786     80.00      360       360       0
---------------------------------------------------------------------------------------------------------------------------
1,150,001 - 1,250,000        6      7,226,142       1.08      1,205,250  4.936    753     58.67      360       359       1
---------------------------------------------------------------------------------------------------------------------------
Total:                   1,249   $666,529,320     100.00%    $  534,044  4.896%   744     64.38%     359       358       1
---------------------------------------------------------------------------------------------------------------------------

Average: $534,044.34
Lowest: $322,701.00
Highest: $1,236,000.00

--------------------------------------------------------------------------------

2.   Gross Coupon

-----------------------------------------------------------------------------------------------------------------------------
                 Number     Aggregate       Percent        Average                                  W.A.        W.A.
                   of        Current        of Loans      Original       W.A.    W.A.      W.A.    Original   Remaining   W.A.
                Mortgage    Principal     by Principal    Principal     Gross    FICO   Original   Term to     Term to    Loan
Gross Coupon      Loans      Balance        Balance        Balance     Coupon   Score      LTV     Maturity    Maturity    Age
-------------------------------------------------------------------------------------------------------------------------------
3.126 - 3.250         1    $  1,120,000         0.17%     $1,120,000   3.250%    786      80.00%      360        360        0
-------------------------------------------------------------------------------------------------------------------------------
3.376 - 3.500         1         479,245         0.07         480,000   3.500     730      80.00       360        359        1
-------------------------------------------------------------------------------------------------------------------------------
3.501 - 3.625         1         431,235         0.06         431,900   3.625     696      67.28       360        359        1
-------------------------------------------------------------------------------------------------------------------------------
3.626 - 3.750         5       2,243,322         0.34         449,240   3.750     762      78.59       360        359        1
-------------------------------------------------------------------------------------------------------------------------------
3.876 - 4.000         4       1,900,866         0.29         475,500   4.000     763      65.53       360        359        1
-------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.125         8       5,015,087         0.75         627,446   4.125     749      74.57       360        359        1
-------------------------------------------------------------------------------------------------------------------------------
4.126 - 4.250        24      12,431,205         1.87         518,590   4.250     742      64.72       347        347        0
-------------------------------------------------------------------------------------------------------------------------------
4.251 - 4.375        20      10,952,904         1.64         548,183   4.375     748      65.79       352        352        1
-------------------------------------------------------------------------------------------------------------------------------
4.376 - 4.500        99      54,075,518         8.11         546,617   4.500     747      65.42       356        355        1
-------------------------------------------------------------------------------------------------------------------------------
4.501 - 4.625       113      61,789,002         9.27         547,157   4.625     745      65.10       360        359        1
-------------------------------------------------------------------------------------------------------------------------------
4.626 - 4.750       187      97,173,352        14.58         520,009   4.750     746      64.82       359        359        1
-------------------------------------------------------------------------------------------------------------------------------
4.751 - 4.875       233     121,499,832        18.23         521,767   4.875     744      64.79       359        359        1
-------------------------------------------------------------------------------------------------------------------------------
4.876 - 5.000       196     103,151,969        15.48         526,754   5.000     749      62.95       360        359        1
-------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.125       145      78,391,673        11.76         540,992   5.125     741      64.40       360        359        1
-------------------------------------------------------------------------------------------------------------------------------
5.126 - 5.250       113      60,276,313         9.04         533,859   5.250     738      62.64       357        356        1
-------------------------------------------------------------------------------------------------------------------------------
5.251 - 5.375        71      39,078,840         5.86         550,796   5.375     734      63.69       360        359        1
-------------------------------------------------------------------------------------------------------------------------------
5.376 - 5.500        21      12,605,861         1.89         600,909   5.500     718      64.46       360        359        1
-------------------------------------------------------------------------------------------------------------------------------
5.501 - 5.625         4       2,178,397         0.33         545,080   5.625     712      35.72       360        359        1
-------------------------------------------------------------------------------------------------------------------------------

5.626 - 5.750         2       1,335,100         0.20         667,550   5.750     748      73.71       360        360        0
------------------------------------------------------------------------------------------------------------------------------
5.876 - 6.000         1         399,602         0.06         400,000   6.000     640      70.42       360        359        1
------------------------------------------------------------------------------------------------------------------------------
Total:            1,249    $666,529,320       100.00%     $  534,044   4.896%    744      64.38%      359        358        1
------------------------------------------------------------------------------------------------------------------------------

W.A.: 4.896%
Lowest: 3.250%
Highest: 6.000%

--------------------------------------------------------------------------------

3. Credit Score

---------------------------------------------------------------------------------------------------------------------------
                Number      Aggregate      Percent       Average                                  W.A.        W.A.
                  of         Current       of Loans      Original    W.A.    W.A.     W.A.      Original   Remaining   W.A.
               Mortgage     Principal    by Principal   Principal    Gross   FICO    Original    Term to     Term to   Loan
Credit Score     Loans       Balance       Balance       Balance    Coupon   Score     LTV      Maturity    Maturity   Age
---------------------------------------------------------------------------------------------------------------------------
800 - 824           28    $ 14,379,496        2.16%      $513,980   4.902%    805      58.41%      354        354        1
---------------------------------------------------------------------------------------------------------------------------
775 - 799          236     125,337,044       18.80        531,494   4.864     785      60.80       360        359        1
---------------------------------------------------------------------------------------------------------------------------
750 - 774          368     197,252,195       29.59        536,429   4.881     762      64.06       360        359        1
---------------------------------------------------------------------------------------------------------------------------
725 - 749          262     141,493,906       21.23        540,422   4.883     738      65.63       356        356        1
---------------------------------------------------------------------------------------------------------------------------
700 - 724          189     103,202,957       15.48        546,427   4.903     712      66.66       360        359        1
---------------------------------------------------------------------------------------------------------------------------
675 - 699          101      52,003,062        7.80        515,206   4.987     688      66.55       358        358        1
---------------------------------------------------------------------------------------------------------------------------
650 - 674           42      22,807,980        3.42        543,547   4.976     664      66.57       357        356        1
---------------------------------------------------------------------------------------------------------------------------
625 - 649           17       7,671,685        1.15        451,644   5.033     636      65.46       360        359        1
---------------------------------------------------------------------------------------------------------------------------
600 - 624            4       1,695,980        0.25        424,325   5.302     622      66.46       360        359        1
---------------------------------------------------------------------------------------------------------------------------
N/A                  2         685,013        0.10        342,996   4.061       0      80.00       360        359        1
---------------------------------------------------------------------------------------------------------------------------
Total:           1,249    $666,529,320      100.00%      $534,044   4.896%    744      64.38%      359        358        1
---------------------------------------------------------------------------------------------------------------------------

W.A.: 744
Lowest: 620
Highest: 821

--------------------------------------------------------------------------------

4.   Index

---------------------------------------------------------------------------------------------------------------------
          Number      Aggregate       Percent      Average                                  W.A.        W.A.
            of         Current       of Loans     Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
         Mortgage     Principal    by Principal   Principal   Gross    FICO    Original   Term to     Term to    Loan
Index     Loans        Balance        Balance      Balance    Coupon   Score     LTV      Maturity    Maturity    Age
---------------------------------------------------------------------------------------------------------------------
12ML       1,249    $666,529,320      100.00%     $534,044    4.896%    744     64.38%       359        358       1
---------------------------------------------------------------------------------------------------------------------
Total:     1,249    $666,529,320      100.00%     $534,044    4.896%    744     64.38%       359        358       1
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5.   Loan Purpose

----------------------------------------------------------------------------------------------------------------------------
                Number      Aggregate       Percent      Average                                   W.A.        W.A.
                  of         Current       of Loans      Original    W.A.      W.A.     W.A.     Original   Remaining   W.A.
               Mortgage     Principal    by Principal   Principal    Gross    FICO    Original    Term to    Term to    Loan
Loan Purpose     Loans       Balance        Balance      Balance    Coupon    Score      LTV     Maturity    Maturity    Age
----------------------------------------------------------------------------------------------------------------------------
R/T Refi          852     $468,445,490       70.28%      $550,254   4.918%     744     62.56%      359         358       1
----------------------------------------------------------------------------------------------------------------------------
Purchase          218      112,191,215       16.83        514,998   4.772      746     75.54       359         358       1
----------------------------------------------------------------------------------------------------------------------------
C/O Refi          179       85,892,615       12.89        480,087   4.935      735     59.74       359         359       1
----------------------------------------------------------------------------------------------------------------------------
Total:          1,249     $666,529,320      100.00%      $534,044   4.896%     744     64.38%      359         358       1
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6.   Property Type

-----------------------------------------------------------------------------------------------------------------------------
                 Number      Aggregate      Percent       Average                                   W.A.        W.A.
                   of         Current       of Loans     Original     W.A.     W.A.     W.A.      Original   Remaining   W.A.
                Mortgage     Principal    by Principal   Principal    Gross   FICO    Original    Term to     Term to    Loan
Property Type     Loans       Balance       Balance       Balance    Coupon   Score     LTV      Maturity    Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------
SFR                818     $449,234,508      67.40%       $549,620   4.915%    744     62.77%       358         358       1
-----------------------------------------------------------------------------------------------------------------------------
PUD Detach         294      151,437,231      22.72         515,413   4.809     743     66.30        360         359       1
-----------------------------------------------------------------------------------------------------------------------------
Condo              102       49,742,749       7.46         487,993   4.962     745     71.95        358         357       1
-----------------------------------------------------------------------------------------------------------------------------
PUD Attach          28       12,637,223       1.90         451,575   4.917     740     69.69        360         359       1
-----------------------------------------------------------------------------------------------------------------------------
3-Family             2        1,274,501       0.19         638,000   5.132     733     52.15        360         359       1
-----------------------------------------------------------------------------------------------------------------------------
Townhouse            3        1,245,512       0.19         415,533   4.878     760     73.28        360         359       1
-----------------------------------------------------------------------------------------------------------------------------
2-Family             2          957,595       0.14         479,500   5.188     725     59.51        360         359       1
-----------------------------------------------------------------------------------------------------------------------------
Total:           1,249     $666,529,320     100.00%       $534,044   4.896%    744     64.38%       359         358       1
-----------------------------------------------------------------------------------------------------------------------------

7.   Occupancy Status

--------------------------------------------------------------------------------------------------------------------------------
                    Number      Aggregate       Percent       Average                                  W.A.        W.A.
                      of         Current       of Loans      Original      W.A.    W.A.     W.A.     Original   Remaining   W.A.
                   Mortgage     Principal     by Principal   Principal    Gross    FICO   Original   Term to     Term to    Loan
Occupancy Status     Loans       Balance        Balance       Balance    Coupon   Score     LTV      Maturity    Maturity    Age
--------------------------------------------------------------------------------------------------------------------------------
Primary              1,181    $628,845,146       94.35%      $532,866    4.892%    743     64.52%       359        358       1
--------------------------------------------------------------------------------------------------------------------------------
Secondary               63      35,688,771        5.35        566,818    4.938     753     62.30        358        357       1
--------------------------------------------------------------------------------------------------------------------------------

Investor                 5       1,995,403         0.30       399,300    5.306     724     58.52        360        360       0
--------------------------------------------------------------------------------------------------------------------------------
Total:               1,249    $666,529,320       100.00%     $534,044    4.896%    744     64.38%       359        358       1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8.   Geographic Distribution

-----------------------------------------------------------------------------------------------------------------------------------
                        Number      Aggregate       Percent      Average                                  W.A.        W.A.
                          of         Current       of Loans     Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
      Geographic       Mortgage     Principal    by Principal   Principal   Gross    FICO    Original    Term to    Term to    Loan
     Distribution        Loans       Balance        Balance      Balance    Coupon   Score     LTV      Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
California                 919    $487,319,063       73.11%     $530,657    4.911%   744      64.35%       359         358      1
-----------------------------------------------------------------------------------------------------------------------------------
Illinois                    75      43,002,086        6.45       573,819    4.837    748      63.12        355         354      1
-----------------------------------------------------------------------------------------------------------------------------------
Florida                     35      19,339,476        2.90       552,993    4.870    738      69.12        360         359      1
-----------------------------------------------------------------------------------------------------------------------------------
North Carolina              16      10,931,117        1.64       683,534    4.596    755      61.54        360         359      1
-----------------------------------------------------------------------------------------------------------------------------------
Arizona                     18      10,423,221        1.56       579,391    4.985    741      65.41        352         352      1
-----------------------------------------------------------------------------------------------------------------------------------
Maryland                    21       9,769,058        1.47       465,425    4.917    729      63.24        360         359      1
-----------------------------------------------------------------------------------------------------------------------------------
Colorado                    16       8,844,833        1.33       553,416    4.939    748      58.40        360         359      1
-----------------------------------------------------------------------------------------------------------------------------------
Washington                  14       7,552,618        1.13       539,900    4.859    747      65.77        352         352      1
-----------------------------------------------------------------------------------------------------------------------------------
Massachusetts               13       6,687,408        1.00       514,769    5.017    741      58.56        360         359      1
-----------------------------------------------------------------------------------------------------------------------------------
Nevada                      10       6,044,080        0.91       604,740    5.031    757      63.66        360         360      0
-----------------------------------------------------------------------------------------------------------------------------------
Connecticut                  9       5,791,521        0.87       643,889    4.773    720      57.22        360         360      0
-----------------------------------------------------------------------------------------------------------------------------------
Georgia                     13       5,741,956        0.86       442,081    4.652    730      70.30        360         359      1
-----------------------------------------------------------------------------------------------------------------------------------
Virginia                    11       5,143,281        0.77       467,861    4.877    711      71.06        360         359      1
-----------------------------------------------------------------------------------------------------------------------------------
Texas                       11       4,812,014        0.72       438,025    4.895    738      75.39        360         359      1
-----------------------------------------------------------------------------------------------------------------------------------

South Carolina               9       4,066,746        0.61       452,285    4.898    740      63.54        360         360      0
-----------------------------------------------------------------------------------------------------------------------------------
Minnesota                    7       3,653,717        0.55       522,386    4.768    735      65.25        360         359      1
-----------------------------------------------------------------------------------------------------------------------------------
Michigan                     5       2,970,092        0.45       595,680    4.786    744      62.75        360         360      0
-----------------------------------------------------------------------------------------------------------------------------------
Tennessee                    6       2,952,885        0.44       492,545    4.986    726      64.28        360         359      1
-----------------------------------------------------------------------------------------------------------------------------------
Missouri                     5       2,551,452        0.38       510,590    4.790    729      64.91        360         360      0
-----------------------------------------------------------------------------------------------------------------------------------
District of Columbia         5       2,215,941        0.33       443,724    4.983    763      61.98        360         359      1
-----------------------------------------------------------------------------------------------------------------------------------
Other                       31      16,716,755        2.51       539,517    4.811    743      65.78        359         358      1
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   1,249    $666,529,320      100.00%     $534,044    4.896%   744      64.38%       359         358      1
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

----------------------------------------------------------------------------------------------------------------------------------
                       Number      Aggregate       Percent      Average                                 W.A.        W.A.
                         of         Current       of Loans      Original    W.A.    W.A.      W.A.     Original   Remaining   W.A.
                      Mortgage     Principal    by Principal   Principal    Gross   FICO    Original   Term to     Term to    Loan
County Distribution     Loans       Balance        Balance      Balance    Coupon   Score     LTV      Maturity    Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
SANTA CLARA              235     $122,170,561       18.33%      $520,313   4.862%    751     64.83%       360        359        1
----------------------------------------------------------------------------------------------------------------------------------
ORANGE                   108       59,729,854        8.96        553,374   4.919     729     62.25        357        357        1
----------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES               99       57,362,179        8.61        580,087   4.932     739     63.04        359        358        1
----------------------------------------------------------------------------------------------------------------------------------
SAN MATEO                 83       47,477,846        7.12        572,417   4.959     755     62.19        356        355        1
----------------------------------------------------------------------------------------------------------------------------------
ALAMEDA                   81       38,621,603        5.79        477,164   4.931     742     65.90        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
SAN DIEGO                 77       38,230,651        5.74        496,743   4.841     752     62.32        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
SAN FRANCISCO             49       25,830,749        3.88        527,573   5.017     736     70.07        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
CONTRA COSTA              50       25,827,043        3.87        516,788   4.964     738     65.80        360        359        1
----------------------------------------------------------------------------------------------------------------------------------

COOK                      45       25,215,166        3.78        560,707   4.886     748     64.99        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
MARIN                     29       16,644,981        2.50        574,222   4.970     744     64.33        360        359        1
----------------------------------------------------------------------------------------------------------------------------------
Other                    393      209,418,687       31.42        533,257   4.859     742     64.74        358        357        1
----------------------------------------------------------------------------------------------------------------------------------
Total:                 1,249     $666,529,320      100.00%      $534,044   4.896%    744     64.38%       359        358        1
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

-----------------------------------------------------------------------------------------------------------------------------
                 Number      Aggregate       Percent      Average                                  W.A.        W.A.
                   of         Current       of Loans      Original     W.A.    W.A.      W.A.     Original   Remaining   W.A.
                Mortgage     Principal    by Principal   Principal     Gross   FICO    Original   Term to     Term to    Loan
Original LTV      Loans       Balance        Balance      Balance     Coupon   Score     LTV      Maturity    Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00         5     $ 2,130,701        0.32%      $426,140    4.640%    765     13.36%      360          360       0
-----------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00         4       2,346,007        0.35        586,875    5.313     768     17.00       360          359       1
-----------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00        12       7,207,637        1.08        601,119    5.015     739     22.55       360          359       1
-----------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00        16       9,921,945        1.49        620,333    5.060     761     28.11       360          359       1
-----------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00        17      10,785,065        1.62        635,135    4.914     758     33.11       321          320       1
-----------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00        33      18,893,943        2.83        573,002    4.894     766     37.97       359          358       1
-----------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00        55      31,085,345        4.66        565,493    4.899     755     42.67       358          357       1
-----------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00        66      38,449,556        5.77        582,910    4.987     739     47.80       360          359       1
-----------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00        72      39,144,275        5.87        544,015    4.908     747     52.69       358          357       1
-----------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00        97      53,232,953        7.99        549,121    4.902     743     57.89       360          359       1
-----------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00       118      65,737,762        9.86        557,517    4.866     747     62.69       360          359       1
-----------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00       212     114,389,387       17.16        539,969    4.876     741     68.15       360          359       1
-----------------------------------------------------------------------------------------------------------------------------

70.01 - 75.00       171      94,494,032       14.18        552,973    4.940     744     73.23       359          359       1
-----------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00       363     175,551,105       26.34        484,041    4.855     738     79.17       359          359       1
-----------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00         7       2,784,273        0.42        398,164    4.738     709     89.01       360          359       1
-----------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00         1         375,334        0.06        377,150    4.625     763     95.00       360          359       1
-----------------------------------------------------------------------------------------------------------------------------
Total:            1,249    $666,529,320      100.00%      $534,044    4.896%    744     64.38%      359          358       1
-----------------------------------------------------------------------------------------------------------------------------

W.A.: 64.38%
Lowest: 10.29%
Highest: 95.00%

--------------------------------------------------------------------------------

11. Original Term


----------------------------------------------------------------------------------------------------------------------------
                 Number      Aggregate       Percent      Average                                 W.A.        W.A.
                   of         Current       of Loans      Original    W.A.    W.A.      W.A.     Original   Remaining   W.A.
                Mortgage     Principal    by Principal   Principal    Gross   FICO    Original   Term to     Term to    Loan
Original Term     Loans       Balance        Balance      Balance    Coupon   Score     LTV      Maturity    Maturity   Age
----------------------------------------------------------------------------------------------------------------------------
120                   2    $  1,743,114        0.26%      $874,500   4.870%    736     32.76%       120        119        1
----------------------------------------------------------------------------------------------------------------------------
180                   4       1,668,852        0.25        418,863   4.384     725     64.56        180        179        1
----------------------------------------------------------------------------------------------------------------------------
240                   1         472,830        0.07        474,000   4.875     736     75.84        240        239        1
----------------------------------------------------------------------------------------------------------------------------
300                   3       1,093,720        0.16        365,187   5.000     749     54.21        300        299        1
----------------------------------------------------------------------------------------------------------------------------
360               1,239     661,550,803       99.25        534,324   4.897     744     64.47        360        359        1
----------------------------------------------------------------------------------------------------------------------------
Total:            1,249    $666,529,320      100.00%      $534,044   4.896%    744     64.38%       359        358        1
----------------------------------------------------------------------------------------------------------------------------

W.A.: 358.7 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                              BoAMS 2003-E Group 2
                   5-1 ARMS & Net 5's with No Prepay Penalties
                            Collateral Summary Report

--------------------------------------------------------------------------------

1.   General Pool Characteristics

Pool Size: $666,529,319.58
Loan Count: 1,249
Cut-off Date: 2003-05-01
Avg. Loan Balance: $533,650.38
Avg. Orig. Balance: $534,044.34
W.A. FICO*: 744
W.A. Orig. LTV: 64.38%
W.A. Cut-Off LTV: 64.33%
W.A. Gross Coupon: 4.896%
W.A. Net Coupon: 4.204%
W.A. Servicing Fee: 0.689%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 COLTV: 0.47%
% over 100 COLTV: 0.00%
% with PMI: 0.47%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 25.59%
W.A. MI Adjusted LTV: 64.22%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.33%

*    FICO not available for 2 loans, or 0.1% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

-------------------------------
Original Balance        Percent
-------------------------------
250,001 - 350,000         4.22%
-------------------------------
350,001 - 450,000        26.93
-------------------------------
450,001 - 550,000        21.11
-------------------------------
550,001 - 650,000        17.19
-------------------------------
650,001 - 750,000        12.47
-------------------------------
750,001 - 850,000         3.82
-------------------------------
850,001 - 950,000         5.55
-------------------------------
950,001 - 1,050,000       7.45
-------------------------------
1,050,001 - 1,150,000     0.17
-------------------------------
1,150,001 - 1,250,000     1.08
-------------------------------
Total:                  100.00%
-------------------------------

Average: $534,044.34
Lowest: $322,701.00
Highest: $1,236,000.00

--------------------------------------------------------------------------------

3.   Cut-Off Balance

-------------------------------
Cut-Off Balance         Percent
-------------------------------
300,001 - 400,000        17.25%
-------------------------------
400,001 - 500,000        27.00
-------------------------------
500,001 - 600,000        16.77
-------------------------------
600,001 - 700,000        13.34
-------------------------------
700,001 - 800,000         9.91
-------------------------------
800,001 - 900,000         4.80
-------------------------------
900,001 - 1,000,000       9.52
-------------------------------
1,000,001 - 1,100,000     0.16
-------------------------------
1,100,001 - 1,200,000     0.89
-------------------------------
1,200,001 - 1,300,000     0.37
-------------------------------
Total:                  100.00%
-------------------------------

Average: 533,650.38
Lowest: 322,701.00
Highest: 1,236,000.00

--------------------------------------------------------------------------------

4. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

5.   Coupon

-----------------------
Coupon          Percent
-----------------------
3.126 - 3.250     0.17%
-----------------------
3.376 - 3.500     0.07
-----------------------
3.501 - 3.625     0.06
-----------------------
3.626 - 3.750     0.34
-----------------------
3.876 - 4.000     0.29
-----------------------
4.001 - 4.125     0.75
-----------------------
4.126 - 4.250     1.87
-----------------------
4.251 - 4.375     1.64
-----------------------
4.376 - 4.500     8.11
-----------------------
4.501 - 4.625     9.27
-----------------------
4.626 - 4.750    14.58
-----------------------
4.751 - 4.875    18.23
-----------------------
4.876 - 5.000    15.48
-----------------------
5.001 - 5.125    11.76
-----------------------
5.126 - 5.250     9.04
-----------------------
5.251 - 5.375     5.86
-----------------------
5.376 - 5.500     1.89
-----------------------
5.501 - 5.625     0.33
-----------------------
5.626 - 5.750     0.20
-----------------------
5.876 - 6.000     0.06
-----------------------
Total:          100.00%
-----------------------

W.A.: 4.896
Lowest: 3.250
Highest: 6.000

--------------------------------------------------------------------------------

6.   Credit Score*

-----------------------
Credit Score*   Percent
-----------------------
801 - 850         1.87%
-----------------------
751 - 800        47.68
-----------------------
701 - 750        37.11
-----------------------
651 - 700        11.84
-----------------------
601 - 650         1.41
-----------------------
= 0               0.10
-----------------------
Total:          100.00%
-----------------------

W.A.: 744
Lowest: 620
Highest: 821

--------------------------------------------------------------------------------

7.   PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             99.53%
-----------------------
GEMIC             0.29
-----------------------
UGIC              0.11
-----------------------
RMIC              0.07
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

8.   Product Type

----------------------------
Product Type         Percent
----------------------------
5/25 12 MO LIBOR      71.29%
----------------------------
5YR IO 12 MO LIBOR    27.96
----------------------------
5/5 12 MO LIBOR        0.26
----------------------------

----------------------------
5/10 12 MO LIBOR       0.25
----------------------------
5/20 12 MO LIBOR       0.16
----------------------------
5/15 12 MO LIBOR       0.07
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

9.   Index

----------------
Index    Percent
----------------
12ML     100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

10.  Loan Purpose

----------------------
Loan Purpose   Percent
----------------------
R/T Refi        70.28%
----------------------
Purchase        16.83
----------------------
C/O Refi        12.89
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

11.  Loan Type

----------------------
Loan Type      Percent
----------------------
CONVENTIONAL   100.00%
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

12.  Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              67.40%
-----------------------
PUD Detach       22.72
-----------------------
Condo             7.46
-----------------------

-----------------------
PUD Attach        1.90
-----------------------
3-Family          0.19
-----------------------
Townhouse         0.19
-----------------------
2-Family          0.14
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

13.  Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             94.35%
--------------------------
Secondary            5.35
--------------------------
Investor             0.30
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

14.  Documentation

------------------------
Documentation    Percent
------------------------
Rapid             64.53%
------------------------
Standard          18.78
------------------------
Reduced           13.87
------------------------
All Ready Home     2.83
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

15.  State

------------------------
State            Percent
------------------------
California        73.11%
------------------------
Illinois           6.45
------------------------
Florida            2.90
------------------------
North Carolina     1.64
------------------------
Arizona            1.56
------------------------
Other             14.33
------------------------

------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

16.  Zip Code

------------------
Zip Code   Percent
------------------
95014        2.33%
------------------
95070        1.83
------------------
94010        1.35
------------------
94539        1.32
------------------
94087        1.16
------------------
Other       92.02
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

17.  OLTV

-----------------------
OLTV            Percent
-----------------------
*= 20.00          0.67%
-----------------------
20.01 - 25.00     1.08
-----------------------
25.01 - 30.00     1.49
-----------------------
30.01 - 35.00     1.62
-----------------------
35.01 - 40.00     2.83
-----------------------
40.01 - 45.00     4.66
-----------------------
45.01 - 50.00     5.77
-----------------------
50.01 - 55.00     5.87
-----------------------
55.01 - 60.00     7.99
-----------------------
60.01 - 65.00     9.86
-----------------------
65.01 - 70.00    17.16
-----------------------
70.01 - 75.00    14.18
-----------------------
75.01 - 80.00    26.34
-----------------------
85.01 - 90.00     0.42
-----------------------
90.01 - 95.00     0.06
-----------------------
Total:          100.00%
-----------------------

* denotes less than

W.A.: 64.38%
Lowest: 10.29%
Highest: 95.00%

--------------------------------------------------------------------------------

18.  Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
*= 20.00          0.67%
-----------------------
20.01 - 25.00     1.08
-----------------------
25.01 - 30.00     1.49
-----------------------
30.01 - 35.00     1.62
-----------------------
35.01 - 40.00     2.93
-----------------------
40.01 - 45.00     4.57
-----------------------
45.01 - 50.00     5.77
-----------------------
50.01 - 55.00     5.87
-----------------------
55.01 - 60.00     7.99
-----------------------
60.01 - 65.00    10.01
-----------------------
65.01 - 70.00    17.08
-----------------------
70.01 - 75.00    14.18
-----------------------
75.01 - 80.00    26.27
-----------------------
85.01 - 90.00     0.42
-----------------------
90.01 - 95.00     0.06
-----------------------
Total:          100.00%
-----------------------

* denotes less than

W.A.: 64.33%
Lowest: 10.29%
Highest: 94.54%

--------------------------------------------------------------------------------

19.  Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

20.  Times 30 Days

-----------------------
Times 30 Days   Percent
-----------------------
0               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

21.  Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                   99.79%
--------------------------
Y                    0.21
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

22.  Prepay Flag

---------------------
Prepay Flag   Percent
---------------------
N             100.00%
---------------------
Total:        100.00%
---------------------

--------------------------------------------------------------------------------

23.  Prepay Penalty Term

-----------------------------
Prepay Penalty Term   Percent
-----------------------------
0                     100.00%
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 0.0
Lowest: 0
Highest: 0

--------------------------------------------------------------------------------

24.  Remaining Prepayment Term

-----------------------------------
Remaining Prepayment Term   Percent
-----------------------------------

-----------------------------------
0                           100.00%
-----------------------------------
Total:                      100.00%
-----------------------------------

--------------------------------------------------------------------------------

25.  Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

26.  Original Term

------------------------
Original Term    Percent
------------------------
120                0.26%
------------------------
180                0.25
------------------------
240                0.07
------------------------
300                0.16
------------------------
360               99.25
------------------------
Total:           100.00%
------------------------

W.A.: 358.7 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------

27.  Scheduled Remaining Term

----------------------------------
Scheduled Remaining Term   Percent
----------------------------------
115 - 120                    0.26%
----------------------------------
175 - 180                    0.25
----------------------------------
235 - 240                    0.07
----------------------------------
295 - 300                    0.16
----------------------------------
355 - 360                   99.25
----------------------------------
Total:                     100.00%
----------------------------------

W.A.: 358.1 months
Lowest: 119 months
Highest: 360 months

--------------------------------------------------------------------------------

28.  Cut-Off Loan Age

--------------------------
Cut-Off Loan Age   Percent
--------------------------
= 0                 32.72%
--------------------------
1 - 6               67.28
--------------------------
Total:             100.00%
--------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 4 months

--------------------------------------------------------------------------------

29.  Gross Margin

----------------------
Gross Margin   Percent
----------------------
2.250          100.00%
----------------------
Total:         100.00%
----------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

30.  Initial Cap (ARMs)

----------------------------
Initial Cap (ARMs)   Percent
----------------------------
5.000                100.00%
----------------------------
Total:               100.00%
----------------------------

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

31.  Periodic Cap (ARMs)

-----------------------------
Periodic Cap (ARMs)   Percent
-----------------------------
2.000                 100.00%
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

32.  Maximum Rate (ARMs)

-----------------------------
Maximum Rate (ARMs)   Percent
-----------------------------
8.001 - 9.000           0.93%
-----------------------------
9.001 - 10.000         69.93
-----------------------------
10.001 - 11.000        29.15
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 9.896%
Lowest: 8.250%
Highest: 11.000%

--------------------------------------------------------------------------------

33.  Cutoff Rollterm

-------------------------
Cutoff Rollterm   Percent
-------------------------
55 - 60           100.00%
-------------------------
Total:            100.00%
-------------------------

W.A.: 59.3 months
Lowest: 56 months
Highest: 60 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                              BoAMS 2003-E Group 3
                          Net 5's with PrePay Penalties

--------------------------------------------------------------------------------

1. Original Balance

---------------------------------------------------------------------------------------------------------------------------------
                       Number     Aggregate       Percent      Average                                  W.A.        W.A.
                         of        Current       of Loans      Original    W.A.    W.A.      W.A.     Original   Remaining   W.A.
                      Mortgage    Principal    by Principal   Principal    Gross   FICO    Original    Term to     Term to   Loan
Original Balance        Loans      Balance        Balance      Balance    Coupon   Score     LTV      Maturity    Maturity    Age
---------------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000         8      $ 2,682,760        5.57%      $335,520   5.329%    732      76.64%      360        357        3
---------------------------------------------------------------------------------------------------------------------------------
350,001 - 450,000        27       11,018,312       22.88        408,160   5.013     732      71.39       360        359        1
---------------------------------------------------------------------------------------------------------------------------------
450,001 - 550,000        25       12,366,063       25.68        494,929   5.173     735      66.23       360        358        2
---------------------------------------------------------------------------------------------------------------------------------
550,001 - 650,000         8        4,939,800       10.26        618,725   5.084     735      61.05       360        358        2
---------------------------------------------------------------------------------------------------------------------------------
650,001 - 750,000         7        5,055,360       10.50        722,229   4.904     743      72.00       360        358        2
---------------------------------------------------------------------------------------------------------------------------------
750,001 - 850,000         2        1,608,000        3.34        804,000   5.244     733      39.43       360        358        2
---------------------------------------------------------------------------------------------------------------------------------
850,001 - 950,000         4        3,592,850        7.46        898,213   5.162     722      60.38       360        358        2
---------------------------------------------------------------------------------------------------------------------------------
950,001 - 1,050,000       7        6,892,787       14.31        990,893   5.019     745      48.37       360        358        2
---------------------------------------------------------------------------------------------------------------------------------
Total:                   88      $48,155,932      100.00%      $547,957   5.087%    735      64.17%      360        358        2
---------------------------------------------------------------------------------------------------------------------------------

Average: $547,956.89
Lowest:  $323,000.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

2. Gross Coupon

---------------------------------------------------------------------------------------------------------------------------
                 Number     Aggregate       Percent      Average                                  W.A.        W.A.
                   of        Current       of Loans     Original     W.A.    W.A.      W.A.     Original   Remaining   W.A.
                Mortgage    Principal    by Principal   Principal   Gross    FICO    Original   Term to     Term to    Loan
Gross Coupon      Loans      Balance        Balance      Balance    Coupon   Score     LTV      Maturity    Maturity   Age
---------------------------------------------------------------------------------------------------------------------------
4.251 - 4.375       1      $   750,000        1.56%      $750,000   4.375%   730      62.50%      360        360       0
--------------------------------------------------------------------------------------------------------------------------
4.501 - 4.625       5        2,721,150        5.65        544,230   4.625    742      59.51       360        358       2
--------------------------------------------------------------------------------------------------------------------------
4.626 - 4.750      17        9,268,669       19.25        545,218   4.750    743      70.06       360        359       1
--------------------------------------------------------------------------------------------------------------------------
4.751 - 4.875      10        5,238,676       10.88        523,868   4.875    737      62.31       360        358       2
--------------------------------------------------------------------------------------------------------------------------
4.876 - 5.000      11        5,865,079       12.18        533,318   5.000    748      60.86       360        358       2
--------------------------------------------------------------------------------------------------------------------------
5.001 - 5.125       8        4,957,647       10.29        626,389   5.125    748      60.83       360        358       2
--------------------------------------------------------------------------------------------------------------------------
5.126 - 5.250      13        7,560,946       15.70        581,723   5.250    732      60.09       360        358       2
--------------------------------------------------------------------------------------------------------------------------
5.251 - 5.375       7        4,016,973        8.34        574,286   5.375    714      61.38       360        357       3
--------------------------------------------------------------------------------------------------------------------------
5.376 - 5.500       9        4,423,928        9.19        492,000   5.500    736      73.26       360        358       2
--------------------------------------------------------------------------------------------------------------------------
5.501 - 5.625       3        1,489,770        3.09        496,590   5.625    694      51.00       360        356       4
--------------------------------------------------------------------------------------------------------------------------
5.626 - 5.750       2          993,900        2.06        496,950   5.750    709      74.62       360        357       3
--------------------------------------------------------------------------------------------------------------------------
5.751 - 5.875       2          869,195        1.80        435,000   5.875    692      83.03       360        357       3
--------------------------------------------------------------------------------------------------------------------------
Total:             88      $48,155,932      100.00%      $547,957   5.087%   735      64.17%      360        358       2
--------------------------------------------------------------------------------------------------------------------------

W.A.: 5.087%
Lowest: 4.375%
Highest: 5.875%

--------------------------------------------------------------------------------

3. Credit Score

--------------------------------------------------------------------------------------------------------------------------
                Number     Aggregate      Percent       Average                                  W.A.        W.A.
                  of        Current      of Loans       Original     W.A.    W.A.     W.A.     Original   Remaining   W.A.
               Mortgage    Principal    by Principal   Principal    Gross    FICO   Original   Term to     Term to    Loan
Credit Score     Loans      Balance       Balance       Balance    Coupon   Score     LTV      Maturity    Maturity   Age
--------------------------------------------------------------------------------------------------------------------------
800 - 824          1      $   389,600        0.81%      $389,600   5.000%    802      80.00%      360        359       1
--------------------------------------------------------------------------------------------------------------------------
775 - 799         18       10,825,885       22.48        604,634   5.043     785      60.82       360        358       2
--------------------------------------------------------------------------------------------------------------------------
750 - 774         20       10,947,464       22.73        547,376   4.961     761      55.28       360        359       1
--------------------------------------------------------------------------------------------------------------------------
725 - 749         15        7,897,512       16.40        526,515   5.056     734      69.81       360        358       2
--------------------------------------------------------------------------------------------------------------------------
700 - 724         13        7,122,854       14.79        548,115   5.205     716      67.58       360        358       2
--------------------------------------------------------------------------------------------------------------------------
675 - 699         11        5,214,195       10.83        474,091   5.244     689      70.63       360        358       2
--------------------------------------------------------------------------------------------------------------------------
650 - 674          7        3,842,623        7.98        549,379   5.045     664      74.67       360        358       2
--------------------------------------------------------------------------------------------------------------------------
625 - 649          3        1,915,800        3.98        638,600   5.427     642      56.20       360        357       3
--------------------------------------------------------------------------------------------------------------------------
Total:            88      $48,155,932      100.00%      $547,957   5.087%    735      64.17%      360        358       2

W.A.: 735
Lowest: 633
Highest: 802

--------------------------------------------------------------------------------

4.   Index

--------------------------------------------------------------------------------------------------------------------
          Number     Aggregate      Percent       Average                                  W.A.        W.A.
            of        Current       of Loans      Original    W.A.    W.A.      W.A.     Original   Remaining   W.A.
         Mortgage    Principal    by Principal   Principal    Gross   FICO    Original   Term to     Term to    Loan
Index     Loans       Balance       Balance       Balance    Coupon   Score      LTV     Maturity    Maturity   Age
--------------------------------------------------------------------------------------------------------------------
12ML        88      $48,155,932      100.00%      $547,957   5.087%    735     64.17%       360        358        2
--------------------------------------------------------------------------------------------------------------------
Total:      88      $48,155,932      100.00%      $547,957   5.087%    735     64.17%       360        358        2
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5.   Loan Purpose

--------------------------------------------------------------------------------------------------------------------------
                Number     Aggregate      Percent       Average                                  W.A.        W.A.
                  of        Current       of Loans      Original    W.A.    W.A.      W.A.     Original   Remaining   W.A.
               Mortgage    Principal    by Principal   Principal    Gross   FICO    Original   Term to     Term to    Loan
Loan Purpose     Loans      Balance       Balance       Balance    Coupon   Score      LTV     Maturity    Maturity   Age
--------------------------------------------------------------------------------------------------------------------------
R/T Refi          35      $19,985,633       41.50%      $572,704   5.148%    741     57.90%       360        358        2
--------------------------------------------------------------------------------------------------------------------------
Purchase          36       19,022,763       39.50        528,501   5.020     730     75.92        360        358        2
--------------------------------------------------------------------------------------------------------------------------
C/O Refi          17        9,147,536       19.00        538,209   5.095     734     53.47        360        358        2
--------------------------------------------------------------------------------------------------------------------------
Total:            88      $48,155,932      100.00%      $547,957   5.087%    735     64.17%       360        358        2
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6.   Property Type

---------------------------------------------------------------------------------------------------------------------------
                 Number     Aggregate      Percent       Average                                  W.A.        W.A.
                   of        Current       of Loans      Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                Mortgage    Principal    by Principal   Principal    Gross    FICO   Original   Term to     Term to    Loan
Property Type     Loans      Balance       Balance       Balance    Coupon   Score     LTV      Maturity    Maturity   Age
---------------------------------------------------------------------------------------------------------------------------
SFR                47      $27,085,357       56.25%      $577,526   5.091%   736     60.35%       360        358        2
--------------------------------------------------------------------------------------------------------------------------
PUD Detach         28       15,014,335       31.18        536,437   5.077    739     68.03        360        358        2
--------------------------------------------------------------------------------------------------------------------------
Condo              11        5,248,240       10.90        477,113   5.051    728     71.89        360        358        2
--------------------------------------------------------------------------------------------------------------------------
PUD Attach          2          808,000        1.68        404,000   5.400    701     70.52        360        357        3
--------------------------------------------------------------------------------------------------------------------------
Total:             88      $48,155,932      100.00%      $547,957   5.087%   735     64.17%       360        358        2
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7.   Occupancy Status

------------------------------------------------------------------------------------------------------------------------------
                    Number     Aggregate       Percent      Average                                  W.A.        W.A.
                      of        Current       of Loans      Original    W.A.    W.A.      W.A.     Original   Remaining   W.A.
                   Mortgage    Principal    by Principal   Principal    Gross   FICO    Original    Term to    Term to    Loan
Occupancy Status     Loans      Balance        Balance      Balance    Coupon   Score      LTV     Maturity    Maturity   Age
------------------------------------------------------------------------------------------------------------------------------
Primary               79      $44,068,713       91.51%      $558,628   5.076%    736     64.41%       360        358        2
------------------------------------------------------------------------------------------------------------------------------
Secondary              9        4,087,220        8.49        454,291   5.208     724     61.58        360        358        2
------------------------------------------------------------------------------------------------------------------------------
Total:                88      $48,155,932      100.00%      $547,957   5.087%    735     64.17%       360        358        2
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8.   Geographic Distribution

----------------------------------------------------------------------------------------------------------------------------
                  Number     Aggregate      Percent       Average                                  W.A.        W.A.
                    of        Current       of Loans      Original    W.A.    W.A.      W.A.     Original   Remaining   W.A.
 Geographic      Mortgage    Principal    by Principal   Principal    Gross   FICO    Original   Term to     Term to    Loan
Distribution       Loans      Balance       Balance       Balance    Coupon   Score      LTV     Maturity    Maturity   Age
----------------------------------------------------------------------------------------------------------------------------
California          66      $37,037,122       76.91%      $561,929   5.044%    733     62.89%       360        358       2
----------------------------------------------------------------------------------------------------------------------------
Florida              6        3,657,500        7.60        609,583   5.162     737     62.19        360        357       3
----------------------------------------------------------------------------------------------------------------------------
Virginia             6        2,838,949        5.90        473,500   5.352     719     73.14        360        358       2
----------------------------------------------------------------------------------------------------------------------------
Colorado             3        1,362,000        2.83        454,000   5.248     766     60.28        360        358       2
----------------------------------------------------------------------------------------------------------------------------
Arizona              2          924,000        1.92        462,000   5.011     771     78.35        360        358       2
----------------------------------------------------------------------------------------------------------------------------
New Jersey           1          569,000        1.18        579,000   5.125     782     72.83        360        359       1
----------------------------------------------------------------------------------------------------------------------------
Tennessee            1          491,441        1.02        493,500   5.500     785     78.33        360        357       3
----------------------------------------------------------------------------------------------------------------------------
Oregon               1          490,000        1.02        490,000   5.250     709     58.33        360        359       1
----------------------------------------------------------------------------------------------------------------------------
New York             1          444,000        0.92        444,000   5.375     754     80.00        360        360       0
----------------------------------------------------------------------------------------------------------------------------
South Carolina       1          341,920        0.71        341,920   5.125     798     80.00        360        357       3
----------------------------------------------------------------------------------------------------------------------------
Total:              88      $48,155,932      100.00%      $547,957   5.087%    735     64.17%       360        358       2
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

---------------------------------------------------------------------------------------------------------------------------------
                       Number     Aggregate      Percent       Average                                  W.A.        W.A.
                         of        Current      of Loans      Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
                      Mortgage    Principal    by Principal   Principal    Gross    FICO   Original   Term to     Term to    Loan
County Distribution     Loans      Balance        Balance      Balance    Coupon   Score     LTV      Maturity    Maturity    Age
---------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES              16      $ 9,637,020       20.01%     $602,731    5.077%    731      67.41%      360        358       2
---------------------------------------------------------------------------------------------------------------------------------
SAN FRANCISCO             7        3,916,169        8.13       559,457    4.973     719      72.49       360        358       2
---------------------------------------------------------------------------------------------------------------------------------
SAN DIEGO                 7        3,599,900        7.48       514,271    4.817     738      71.28       360        358       2
---------------------------------------------------------------------------------------------------------------------------------
ORANGE                    6        3,287,176        6.83       547,863    5.131     744      60.05       360        358       2
---------------------------------------------------------------------------------------------------------------------------------
RIVERSIDE                 6        3,181,000        6.61       530,167    5.022     753      66.95       360        359       1
---------------------------------------------------------------------------------------------------------------------------------
SANTA CLARA               5        3,063,600        6.36       612,720    4.957     754      38.96       360        358       2
---------------------------------------------------------------------------------------------------------------------------------
CONTRA COSTA              4        2,351,520        4.88       587,880    5.162     744      58.61       360        357       3
---------------------------------------------------------------------------------------------------------------------------------
SAN MATEO                 2        1,381,000        2.87       690,500    4.979     739      41.85       360        358       2
---------------------------------------------------------------------------------------------------------------------------------
MARIN                     2        1,190,000        2.47       595,000    5.241     718      44.25       360        359       1
---------------------------------------------------------------------------------------------------------------------------------
PRINCE WILLIAM            2        1,018,049        2.11       510,050    5.579     694      77.00       360        357       3
---------------------------------------------------------------------------------------------------------------------------------
Other                    31       15,530,499       32.25       502,775    5.169     735      67.22       360        358       2
---------------------------------------------------------------------------------------------------------------------------------
Total:                   88      $48,155,932      100.00%     $547,957    5.087%    735      64.17%      360        358       2
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10.  Original LTV

---------------------------------------------------------------------------------------------------------------------------
                 Number     Aggregate      Percent       Average                                  W.A.        W.A.
                   of        Current       of Loans     Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
                Mortgage    Principal    by Principal   Principal   Gross     FICO   Original   Term to     Term to    Loan
Original LTV     Loans       Balance       Balance       Balance    Coupon   Score     LTV      Maturity    Maturity    Age
---------------------------------------------------------------------------------------------------------------------------
5.01 - 10.00        1      $   600,000        1.25%      $600,000   4.875%    756     10.00%       360        357       3
---------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00       2        1,586,537        3.29        815,000   5.330     721     18.40        360        356       4
---------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00       5        3,845,500        7.99        769,100   5.121     769     33.89        360        358       2
---------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00       1          764,000        1.59        764,000   5.375     747     36.38        360        359       1
---------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00       4        2,310,755        4.80        577,694   4.966     747     42.75        360        358       2
---------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00       5        3,091,000        6.42        618,200   5.061     751     49.16        360        357       3
---------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00       2          702,100        1.46        351,750   4.803     722     51.54        360        359       1
---------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00       3        1,916,000        3.98        638,667   4.999     734     58.59        360        359       1
---------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00       2        1,235,000        2.56        617,500   4.817     726     63.18        360        358       2
---------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00      11        6,509,750       13.52        591,795   4.959     739     67.05        360        358       2
---------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00      17        8,947,560       18.58        527,109   5.108     719     73.39        360        358       2
---------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00      34       16,313,731       33.88        479,995   5.139     733     79.52        360        358       2
---------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00       1          334,000        0.69        334,000   5.875     698     87.89        360        356       4
---------------------------------------------------------------------------------------------------------------------------
Total:             88      $48,155,932      100.00%      $547,957   5.087%    735     64.17%       360        358       2
---------------------------------------------------------------------------------------------------------------------------

W.A.: 64.17%
Lowest: 10.00%
Highest: 87.89%

--------------------------------------------------------------------------------

11.  Original Term

---------------------------------------------------------------------------------------------------------------------------
                 Number     Aggregate      Percent       Average                                  W.A.        W.A.
                   of        Current       of Loans     Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
                Mortgage    Principal    by Principal   Principal    Gross    FICO   Original   Term to     Term to    Loan
Original Term     Loans      Balance       Balance       Balance    Coupon   Score     LTV      Maturity    Maturity   Age
---------------------------------------------------------------------------------------------------------------------------
360                88      $48,155,932      100.00%      $547,957   5.087%    735     64.17%       360        358       2
---------------------------------------------------------------------------------------------------------------------------
Total:             88      $48,155,932      100.00%      $547,957   5.087%    735     64.17%       360        358       2
---------------------------------------------------------------------------------------------------------------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                              BoAMS 2003-E Group 3
                          Net 5's with PrePay Penalties
                            Collateral Summary Report

--------------------------------------------------------------------------------

1.   General Pool Characteristics

Pool Size: $48,155,932.41
Loan Count: 88
Cut-off Date: 2003-05-01
Avg. Loan Balance: $547,226.50
Avg. Orig. Balance: $547,956.89
W.A. FICO*: 735
W.A. Orig. LTV: 64.17%
W.A. Cut-Off LTV: 64.13%
W.A. Gross Coupon: 5.087%
W.A. Net Coupon: 4.180%
W.A. Servicing Fee: 0.904%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 358 months
W.A. Age: 2 months
% over 80 COLTV: 0.69%
% over 100 COLTV: 0.00%
% with PMI: 0.69%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 25.00%
W.A. MI Adjusted LTV: 63.97%
% Second Lien: 0.00%
% with Prepay Penalty: 100.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 3.93%

*    FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2.   Original Balance

-----------------------------
Original Balance      Percent
-----------------------------
250,001 - 350,000       5.57%
-----------------------------
350,001 - 450,000      22.88
-----------------------------
450,001 - 550,000      25.68
-----------------------------
550,001 - 650,000      10.26
-----------------------------
650,001 - 750,000      10.50
-----------------------------
750,001 - 850,000       3.34
-----------------------------
850,001 - 950,000       7.46
-----------------------------
950,001 - 1,050,000    14.31
-----------------------------
Total:                100.00%
-----------------------------

Average: $547,956.89
Lowest: $323,000.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

3.   Cut-Off Balance

-----------------------------
Cut-Off Balance       Percent
-----------------------------
300,001 - 400,000      15.81%
-----------------------------
400,001 - 500,000      29.62
-----------------------------
500,001 - 600,000      12.37
-----------------------------
600,001 - 700,000       9.41
-----------------------------
700,001 - 800,000       9.26
-----------------------------
800,001 - 900,000       7.24
-----------------------------
900,001 - 1,000,000    16.29
-----------------------------
Total:                100.00%
-----------------------------

Average: 547,226.50
Lowest: 323,000.00
Highest: 1,000,000.00

--------------------------------------------------------------------------------

4.   Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

5.   Coupon

-----------------------
Coupon          Percent
-----------------------
4.251 - 4.375     1.56%
-----------------------
4.501 - 4.625     5.65
-----------------------
4.626 - 4.750    19.25
-----------------------
4.751 - 4.875    10.88
-----------------------
4.876 - 5.000    12.18
-----------------------
5.001 - 5.125    10.29
-----------------------
5.126 - 5.250    15.70
-----------------------
5.251 - 5.375     8.34
-----------------------
5.376 - 5.500     9.19
-----------------------
5.501 - 5.625     3.09
-----------------------
5.626 - 5.750     2.06
-----------------------
5.751 - 5.875     1.80
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.087
Lowest: 4.375
Highest: 5.875

--------------------------------------------------------------------------------

6.   Credit Score*

-----------------------
Credit Score*   Percent
-----------------------
801 - 850         0.81%
-----------------------
751 - 800        44.13
-----------------------
701 - 750        31.27
-----------------------
651 - 700        18.30
-----------------------
601 - 650         5.49
-----------------------
Total:          100.00%
-----------------------

W.A.: 735
Lowest: 633
Highest: 802

--------------------------------------------------------------------------------

7.   PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             99.31%
-----------------------
GEMIC             0.69
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

8.   Product Type

----------------------------
Product Type         Percent
----------------------------
5YR IO 12 MO LIBOR   100.00%
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

9.   Index

----------------
Index    Percent
----------------
12ML     100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

10.  Loan Purpose

----------------------
Loan Purpose   Percent
----------------------
R/T Refi        41.50%
----------------------
Purchase        39.50
----------------------
C/O Refi        19.00
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

11.  Loan Type

----------------------
Loan Type      Percent
----------------------
CONVENTIONAL   100.00%
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

12.  Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              56.25%
-----------------------
PUD Detach       31.18
-----------------------
Condo            10.90
-----------------------
PUD Attach        1.68
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

13.  Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             91.51%
--------------------------
Secondary            8.49
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

14.  Documentation

-----------------------
Documentation   Percent
-----------------------
Rapid            60.19%
-----------------------
Standard         39.00
-----------------------
Reduced           0.80
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

15.  State

--------------------
State        Percent
--------------------
California    76.91%
--------------------
Florida        7.60
--------------------
Virginia       5.90
--------------------
Colorado       2.83
--------------------
Arizona        1.92
--------------------
Other          4.85
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

16.  Zip Code

------------------
Zip Code   Percent
------------------
90210        3.93%
------------------
94583        2.91
------------------
90266        2.80
------------------
92270        2.75
------------------
95030        2.28
------------------
Other       85.33
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

17.  OLTV

-----------------------
OLTV            Percent
-----------------------
*= 20.00          4.54%
-----------------------
30.01 - 35.00     7.99
-----------------------
35.01 - 40.00     1.59
-----------------------
40.01 - 45.00     4.80
-----------------------
45.01 - 50.00     6.42
-----------------------
50.01 - 55.00     1.46
-----------------------
55.01 - 60.00     3.98
-----------------------
60.01 - 65.00     2.56
-----------------------
65.01 - 70.00    13.52
-----------------------
70.01 - 75.00    18.58
-----------------------
75.01 - 80.00    33.88
-----------------------
85.01 - 90.00     0.69
-----------------------
Total:          100.00%
-----------------------

* denotes less than

W.A.: 64.17%
Lowest: 10.00%
Highest: 87.89%

--------------------------------------------------------------------------------

18.  Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
*= 20.00          4.54%
-----------------------
30.01 - 35.00     7.99
-----------------------
35.01 - 40.00     1.59
-----------------------
40.01 - 45.00     4.80
-----------------------
45.01 - 50.00     6.42
-----------------------
50.01 - 55.00     1.46
-----------------------
55.01 - 60.00     3.98
-----------------------
60.01 - 65.00     2.56
-----------------------
65.01 - 70.00    13.52
-----------------------
70.01 - 75.00    18.58
-----------------------

* denotes less than

-----------------------
75.01 - 80.00    33.88
-----------------------
85.01 - 90.00     0.69
-----------------------
Total:          100.00%
-----------------------

W.A.: 64.13%
Lowest: 10.00%
Highest: 87.89%

--------------------------------------------------------------------------------

19.  Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

*    MBA method

--------------------------------------------------------------------------------

20.  Times 30 Days

-----------------------
Times 30 Days   Percent
-----------------------
0                99.28%
-----------------------
1                 0.72
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

21.  Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

22.  Prepay Flag

---------------------
Prepay Flag   Percent
---------------------
Y             100.00%
---------------------
Total:        100.00%
---------------------

--------------------------------------------------------------------------------

23.  Prepay Penalty Term

-----------------------------
Prepay Penalty Term   Percent
-----------------------------
36                    100.00%
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 36.0
Lowest: 36
Highest: 36

--------------------------------------------------------------------------------

24.  Remaining Prepayment Term

-----------------------------------
Remaining Prepayment Term   Percent
-----------------------------------
28                            0.72%
-----------------------------------
31                            1.04
-----------------------------------
32                           16.21
-----------------------------------
33                           17.21
-----------------------------------
34                           22.47
-----------------------------------
35                           29.85
-----------------------------------
36                           12.50
-----------------------------------
Total:                      100.00%
-----------------------------------

--------------------------------------------------------------------------------

25.  Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

26.  Original Term

-----------------------
Original Term   Percent
-----------------------
360             100.00%
-----------------------
Total:          100.00%
-----------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

27.  Scheduled Remaining Term

----------------------------------
Scheduled Remaining Term   Percent
----------------------------------
349 - 354                    0.72%
----------------------------------
355 - 360                   99.28
----------------------------------
Total:                     100.00%
----------------------------------

W.A.: 358.0 months
Lowest: 352 months
Highest: 360 months

--------------------------------------------------------------------------------

28.  Cut-Off Loan Age

--------------------------
Cut-Off Loan Age   Percent
--------------------------
= 0                 12.50%
--------------------------
1 - 6               86.79
--------------------------
7 - 12               0.72
--------------------------
Total:             100.00%
--------------------------

W.A.: 2.0 months
Lowest: 0 months
Highest: 8 months

--------------------------------------------------------------------------------

29.  Gross Margin

----------------------
Gross Margin   Percent
----------------------
2.250          100.00%
----------------------
Total:         100.00%
----------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

30.  Initial Cap (ARMs)

----------------------------
Initial Cap (ARMs)   Percent
----------------------------
5.000                100.00%
----------------------------
Total:               100.00%
----------------------------

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

31.  Periodic Cap (ARMs)

-----------------------------
Periodic Cap (ARMs)   Percent
-----------------------------
2.000                 100.00%
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

32.  Maximum Rate (ARMs)

-----------------------------
Maximum Rate (ARMs)   Percent
-----------------------------
9.001 - 10.000         49.51%
-----------------------------
10.001 - 11.000        50.49
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 10.087%
Lowest: 9.375%
Highest: 10.875%

--------------------------------------------------------------------------------

33.  Cutoff Rollterm

-------------------------
Cutoff Rollterm   Percent
-------------------------
49 - 54             0.72%
-------------------------
55 - 60            99.28
-------------------------
Total:            100.00%
-------------------------

W.A.: 58.0 months
Lowest: 52 months
Highest: 60 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                              BoAMS 2003-E Group 4
                                    7-1 Arms

--------------------------------------------------------------------------------

1.   Original Balance

----------------------------------------------------------------------------------------------------------------------------------
                       Number     Aggregate       Percent       Average                                  W.A.        W.A.
                         of        Current       of Loans       Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                      Mortgage    Principal    by Principal    Principal    Gross   FICO    Original    Term to    Term to    Loan
Original Balance        Loans      Balance        Balance       Balance    Coupon   Score     LTV      Maturity    Maturity    Age
----------------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000        12      $ 4,078,899        7.16%     $  340,318   5.322%    735     66.64%       340         339      1
----------------------------------------------------------------------------------------------------------------------------------
350,001 - 450,000        42       16,871,112       29.62         402,114   5.260     746     65.21        359         358      1
----------------------------------------------------------------------------------------------------------------------------------
450,001 - 550,000        28       14,043,499       24.65         501,929   5.116     738     65.96        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
550,001 - 650,000        15        8,795,051       15.44         586,667   5.225     744     69.44        360         360      0
----------------------------------------------------------------------------------------------------------------------------------
650,001 - 750,000        11        7,881,742       13.84         717,114   5.086     747     65.43        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
750,001 - 850,000         2        1,628,892        2.86         814,875   5.435     761     75.99        360         360      0
----------------------------------------------------------------------------------------------------------------------------------
850,001 - 950,000         3        2,664,034        4.68         889,000   5.415     734     49.91        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
950,001 - 1,050,000       1          998,826        1.75       1,000,000   5.125     754     50.00        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
Total:                  114      $56,962,055      100.00%     $  500,102   5.209%    743     65.51%       358         357      1
----------------------------------------------------------------------------------------------------------------------------------

Average: $500,101.91
Lowest: $324,000.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

2.   Gross Coupon

---------------------------------------------------------------------------------------------------------------------------
                 Number     Aggregate       Percent      Average                                  W.A.        W.A.
                   of        Current       of Loans     Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
                Mortgage    Principal    by Principal   Principal   Gross    FICO    Original    Term to    Term to    Loan
Gross Coupon      Loans      Balance        Balance      Balance    Coupon   Score     LTV      Maturity    Maturity    Age
---------------------------------------------------------------------------------------------------------------------------
3.876 - 4.000        1     $   740,000        1.30%      $740,000   4.000%    770      69.65%      360        360       0
---------------------------------------------------------------------------------------------------------------------------
4.001 - 4.125        1         462,053        0.81        462,705   4.125     772      59.50       360        359       1
---------------------------------------------------------------------------------------------------------------------------
4.126 - 4.250        3       1,448,002        2.54        483,333   4.250     723      65.72       360        359       1
---------------------------------------------------------------------------------------------------------------------------
4.251 - 4.375        2         947,807        1.66        474,543   4.375     785      74.51       360        359       1
---------------------------------------------------------------------------------------------------------------------------
4.501 - 4.625        1         547,500        0.96        547,500   4.625     675      75.00       360        360       0
---------------------------------------------------------------------------------------------------------------------------
4.626 - 4.750        8       4,028,027        7.07        503,750   4.750     762      62.51       360        360       0
---------------------------------------------------------------------------------------------------------------------------
4.751 - 4.875        6       3,343,013        5.87        557,400   4.875     758      74.94       360        360       0
---------------------------------------------------------------------------------------------------------------------------
4.876 - 5.000       12       5,392,904        9.47        449,600   5.000     729      68.16       360        360       0
---------------------------------------------------------------------------------------------------------------------------
5.001 - 5.125       11       5,455,780        9.58        496,532   5.125     740      58.96       349        348       1
---------------------------------------------------------------------------------------------------------------------------
5.126 - 5.250       17       8,455,578       14.84        497,991   5.250     749      66.85       360        359       1
---------------------------------------------------------------------------------------------------------------------------
5.251 - 5.375       13       7,420,612       13.03        571,195   5.375     753      55.21       357        357       1
---------------------------------------------------------------------------------------------------------------------------
5.376 - 5.500       21      11,157,100       19.59        531,805   5.500     742      66.27       360        359       1
---------------------------------------------------------------------------------------------------------------------------
5.501 - 5.625       12       4,980,098        8.74        415,444   5.625     739      75.58       356        355       1
---------------------------------------------------------------------------------------------------------------------------
5.626 - 5.750        3       1,282,909        2.25        428,083   5.750     687      67.81       360        359       1
---------------------------------------------------------------------------------------------------------------------------
5.751 - 5.875        3       1,300,673        2.28        434,000   5.875     703      58.62       360        359       1
---------------------------------------------------------------------------------------------------------------------------
Total:             114     $56,962,055      100.00%      $500,102   5.209%    743      65.51%      358        357       1
---------------------------------------------------------------------------------------------------------------------------

W.A.: 5.209%
Lowest: 4.000%
Highest: 5.875%

--------------------------------------------------------------------------------

3.   Credit Score

--------------------------------------------------------------------------------------------------------------------------
                Number     Aggregate      Percent       Average                                  W.A.        W.A.
                  of        Current      of Loans      Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
               Mortgage    Principal    by Principal   Principal    Gross   FICO    Original    Term to    Term to    Loan
Credit Score     Loans      Balance       Balance       Balance    Coupon   Score     LTV      Maturity    Maturity    Age
--------------------------------------------------------------------------------------------------------------------------
800 - 824           5     $ 2,376,504        4.17%      $475,760   5.227%    804      68.55%      360        359       1
--------------------------------------------------------------------------------------------------------------------------
775 - 799          24      12,301,868       21.60        512,991   5.227     788      63.54       360        359       1
--------------------------------------------------------------------------------------------------------------------------
750 - 774          33      16,821,267       29.53        510,223   5.192     764      67.07       355        354       1
--------------------------------------------------------------------------------------------------------------------------
725 - 749          14       6,777,770       11.90        484,525   4.985     737      67.05       357        357       0
--------------------------------------------------------------------------------------------------------------------------
700 - 724          16       7,568,808       13.29        473,451   5.229     710      62.57       360        359       1
--------------------------------------------------------------------------------------------------------------------------
675 - 699          13       6,540,260       11.48        503,524   5.339     687      66.48       360        359       1
--------------------------------------------------------------------------------------------------------------------------
650 - 674           4       2,639,605        4.63        660,625   5.496     660      55.72       360        359       1
--------------------------------------------------------------------------------------------------------------------------
625 - 649           3       1,194,174        2.10        398,333   5.034     638      78.90       360        359       1
--------------------------------------------------------------------------------------------------------------------------
600 - 624           1         396,800        0.70        396,800   5.625     623      80.00       360        360       0
--------------------------------------------------------------------------------------------------------------------------
N/A                 1         345,000        0.61        345,000   4.750       0      65.71       360        360       0
--------------------------------------------------------------------------------------------------------------------------
Total:            114     $56,962,055      100.00%      $500,102   5.209%    743      65.51%      358        357       1
--------------------------------------------------------------------------------------------------------------------------

W.A.: 743
Lowest: 623
Highest: 809

--------------------------------------------------------------------------------

4.   Index

--------------------------------------------------------------------------------------------------------------------
          Number     Aggregate      Percent       Average                                  W.A.        W.A.
            of        Current       of Loans     Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
         Mortgage    Principal    by Principal   Principal   Gross    FICO    Original    Term to    Term to    Loan
Index     Loans       Balance       Balance       Balance    Coupon   Score     LTV      Maturity    Maturity    Age
--------------------------------------------------------------------------------------------------------------------
12ML      114       $56,962,055     100.00%       $500,102   5.209%    743      65.51%      358        357       1
--------------------------------------------------------------------------------------------------------------------
Total:    114       $56,962,055     100.00%       $500,102   5.209%    743      65.51%      358        357       1
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5.   Loan Purpose

---------------------------------------------------------------------------------------------------------------------------------
                       Number     Aggregate      Percent       Average                                  W.A.        W.A.
                         of        Current       of Loans     Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
                      Mortgage    Principal    by Principal   Principal   Gross    FICO    Original    Term to    Term to    Loan
Loan Purpose           Loans       Balance       Balance       Balance    Coupon   Score     LTV      Maturity    Maturity    Age
---------------------------------------------------------------------------------------------------------------------------------
Refinance-Rate/Term      56      $28,166,236       49.45%      $503,468   5.301%    735     60.22%       357        356       1
---------------------------------------------------------------------------------------------------------------------------------
Purchase                 40       21,082,938       37.01        527,474   5.015     750     73.73        360        359       1
---------------------------------------------------------------------------------------------------------------------------------
Refinance-Cashout        18        7,712,882       13.54        428,802   5.403     757     62.33        357        357       1
---------------------------------------------------------------------------------------------------------------------------------
Total:                  114      $56,962,055      100.00%      $500,102   5.209%    743     65.51%       358        357       1
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6.   Property Type

---------------------------------------------------------------------------------------------------------------------------
                 Number     Aggregate      Percent       Average                                  W.A.        W.A.
                   of        Current       of Loans     Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
                Mortgage    Principal    by Principal   Principal   Gross    FICO    Original    Term to    Term to    Loan
Property Type    Loans       Balance       Balance       Balance    Coupon   Score     LTV      Maturity    Maturity    Age
---------------------------------------------------------------------------------------------------------------------------
SFR                73      $36,681,427       64.40%      $502,901   5.246%    741      64.80%      357        356       1
---------------------------------------------------------------------------------------------------------------------------
PUD Detach         30       15,056,641       26.43        502,304   5.095     748      65.39       360        359       1
---------------------------------------------------------------------------------------------------------------------------
Condo               8        3,580,871        6.29        447,944   5.447     731      73.02       360        359       1
---------------------------------------------------------------------------------------------------------------------------
PUD Attach          2        1,250,319        2.20        625,600   4.805     768      69.30       360        359       1
---------------------------------------------------------------------------------------------------------------------------
Townhouse           1          392,796        0.69        396,000   5.250     736      55.77       360        359       1
---------------------------------------------------------------------------------------------------------------------------
Total:            114      $56,962,055      100.00%      $500,102   5.209%    743      65.51%      358        357       1
---------------------------------------------------------------------------------------------------------------------------

7.   Occupancy Status

------------------------------------------------------------------------------------------------------------------------------
                    Number     Aggregate      Percent       Average                                  W.A.        W.A.
                      of        Current       of Loans     Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
                   Mortgage    Principal    by Principal   Principal   Gross    FICO    Original    Term to    Term to    Loan
Occupancy Status    Loans       Balance       Balance       Balance    Coupon   Score     LTV      Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------
Primary               107     $53,091,626       93.21%      $496,586   5.200%    741     65.45%       358        357       1
------------------------------------------------------------------------------------------------------------------------------
Secondary               5       3,103,533        5.45        621,280   5.308     769     67.21        360        359       1
------------------------------------------------------------------------------------------------------------------------------
Investor                2         766,895        1.35        385,250   5.433     765     62.71        360        359       1
------------------------------------------------------------------------------------------------------------------------------
Total:                114     $56,962,055      100.00%      $500,102   5.209%    743     65.51%       358        357       1
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8.   Geographic Distribution

----------------------------------------------------------------------------------------------------------------------------
                  Number     Aggregate      Percent       Average                                  W.A.        W.A.
                   of        Current       of Loans      Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
 Geographic      Mortgage    Principal    by Principal   Principal   Gross    FICO    Original    Term to    Term to    Loan
Distribution      Loans       Balance       Balance       Balance    Coupon   Score     LTV      Maturity    Maturity    Age
----------------------------------------------------------------------------------------------------------------------------
California           62     $31,544,460      55.38%       $509,225   5.324%    742      64.87%      359         359      1
----------------------------------------------------------------------------------------------------------------------------
Texas                 8       4,041,333       7.09         505,691   5.074     756      70.10       360         359      1
----------------------------------------------------------------------------------------------------------------------------
Illinois              7       3,896,760       6.84         556,857   4.794     764      71.96       360         360      0
----------------------------------------------------------------------------------------------------------------------------
Maryland              6       3,218,323       5.65         536,783   5.164     710      72.10       360         359      1
----------------------------------------------------------------------------------------------------------------------------
Virginia              7       2,646,777       4.65         378,485   5.209     729      66.08       336         336      1
----------------------------------------------------------------------------------------------------------------------------
Georgia               5       2,108,195       3.70         422,000   4.743     690      55.23       360         359      1
----------------------------------------------------------------------------------------------------------------------------
Florida               3       1,424,374       2.50         475,333   5.284     765      67.52       360         359      1
----------------------------------------------------------------------------------------------------------------------------
Oregon                3       1,383,600       2.43         461,768   4.893     777      58.94       360         359      1
----------------------------------------------------------------------------------------------------------------------------
Utah                  2       1,366,264       2.40         684,000   5.259     759      58.07       344         343      1
----------------------------------------------------------------------------------------------------------------------------
Arizona               2       1,092,745       1.92         547,000   5.250     783      57.68       360         359      1
----------------------------------------------------------------------------------------------------------------------------
Tennessee             2         956,430       1.68         478,750   5.393     742      55.70       360         359      1
----------------------------------------------------------------------------------------------------------------------------
Pennsylvania          2         854,670       1.50         427,893   4.561     777      80.00       360         359      1
----------------------------------------------------------------------------------------------------------------------------
Washington            1         639,200       1.12         639,200   4.875     702      80.00       360         360      0
----------------------------------------------------------------------------------------------------------------------------
Connecticut           1         560,000       0.98         560,000   5.125     760      67.96       360         360      0
----------------------------------------------------------------------------------------------------------------------------
New York              1         465,502       0.82         466,000   5.625     724      78.06       360         359      1
----------------------------------------------------------------------------------------------------------------------------
Kansas                1         386,605       0.68         387,000   5.875     716      56.50       360         359      1
----------------------------------------------------------------------------------------------------------------------------
South Carolina        1         376,817       0.66         377,240   5.375     799      23.95       360         359      1
----------------------------------------------------------------------------------------------------------------------------
Total:              114     $56,962,055     100.00%       $500,102   5.209%    743      65.51%      358         357      1
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9.   County Distribution

---------------------------------------------------------------------------------------------------------------------------------
                       Number     Aggregate       Percent      Average                                  W.A.        W.A.
                         of        Current       of Loans     Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
                      Mortgage    Principal    by Principal   Principal    Gross    FICO   Original    Term to    Term to    Loan
County Distribution     Loans      Balance        Balance      Balance    Coupon   Score     LTV      Maturity    Maturity    Age
---------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES               12     $ 6,270,001       11.01%      $522,908   5.284%    730     63.17%       357        356       1
---------------------------------------------------------------------------------------------------------------------------------
ORANGE                    10       5,845,438       10.26        585,145   5.367     757     68.49        360        359       1
---------------------------------------------------------------------------------------------------------------------------------
SANTA CLARA               13       5,536,728        9.72        426,425   5.374     742     59.15        360        359       1
---------------------------------------------------------------------------------------------------------------------------------
SANTA BARBARA              4       2,774,343        4.87        694,375   5.305     733     61.97        360        359       1
---------------------------------------------------------------------------------------------------------------------------------
COOK                       4       2,532,000        4.45        633,000   4.949     770     72.61        360        360       0
---------------------------------------------------------------------------------------------------------------------------------
SAN MATEO                  6       2,531,922        4.44        422,358   5.438     751     62.56        360        359       1
---------------------------------------------------------------------------------------------------------------------------------
HARRIS                     4       2,131,436        3.74        533,325   4.886     739     68.25        360        359       1
---------------------------------------------------------------------------------------------------------------------------------
MONTGOMERY                 3       1,636,111        2.87        545,567   4.997     702     75.61        360        360       0
---------------------------------------------------------------------------------------------------------------------------------
CONTRA COSTA               3       1,582,650        2.78        527,550   5.249     769     56.25        360        360       0
---------------------------------------------------------------------------------------------------------------------------------
SAN DIEGO                  3       1,441,536        2.53        480,833   5.387     738     69.70        360        359       1
---------------------------------------------------------------------------------------------------------------------------------
Other                     52      24,679,891       43.33        475,057   5.137     743     66.24        357        356       1
---------------------------------------------------------------------------------------------------------------------------------
Total:                   114     $56,962,055      100.00%      $500,102   5.209%    743     65.51%       358        357       1
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10.  Original LTV

---------------------------------------------------------------------------------------------------------------------------
                 Number     Aggregate      Percent       Average                                  W.A.        W.A.
                   of        Current       of Loans      Original    W.A.    W.A.      W.A.     Original   Remaining   W.A.
                Mortgage    Principal    by Principal   Principal    Gross   FICO    Original    Term to    Term to    Loan
Original LTV     Loans       Balance       Balance       Balance    Coupon   Score     LTV      Maturity    Maturity    Age
---------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00        1     $   496,916        0.87%      $497,500   5.125%    710     17.77%       360        359       1
---------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00        2         797,356        1.40        399,120   5.441     751     23.01        360        359       1
---------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00        1         928,458        1.63        929,500   5.375     666     27.34        360        359       1
---------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00        1         746,650        1.31        746,650   5.375     781     32.46        360        360       0
---------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00        1         392,539        0.69        393,000   5.125     764     39.90        360        359       1
---------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00        5       2,758,555        4.84        552,194   4.947     723     42.50        360        359       1
---------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00        8       4,679,567        8.22        585,544   5.278     756     47.84        360        359       1
---------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00        6       2,769,816        4.86        462,140   5.211     755     52.51        338        337       1
---------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00       10       4,095,056        7.19        410,151   5.281     749     58.21        360        359       1
---------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00        7       3,329,423        5.84        475,949   5.289     761     61.66        360        359       1
---------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00       21      10,075,889       17.69        480,190   5.114     750     68.33        358        357       1
---------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00       12       6,156,052       10.81        513,360   5.249     729     73.38        360        359       1
---------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00       38      19,235,777       33.77        506,608   5.223     743     79.34        359        358       1
---------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00        1         500,000        0.88        500,000   5.000     636     84.89        360        360       0
---------------------------------------------------------------------------------------------------------------------------
Total:             114     $56,962,055      100.00%      $500,102   5.209%    743     65.51%       358        357       1
---------------------------------------------------------------------------------------------------------------------------

W.A.: 65.51%
Lowest: 17.77%
Highest: 84.89%

--------------------------------------------------------------------------------

11.  Original Term

---------------------------------------------------------------------------------------------------------------------------
                 Number     Aggregate      Percent       Average                                  W.A.        W.A.
                   of        Current       of Loans      Original    W.A.     W.A.     W.A.     Original   Remaining   W.A.
                Mortgage    Principal    by Principal   Principal    Gross    FICO   Original    Term to    Term to    Loan
Original Term     Loans      Balance       Balance       Balance    Coupon   Score     LTV      Maturity    Maturity    Age
---------------------------------------------------------------------------------------------------------------------------
180                  1     $   345,554        0.61%      $346,838   5.125%    755     51.38%       180        179       1
---------------------------------------------------------------------------------------------------------------------------
300                  2         714,885        1.26        358,000   5.503     758     74.95        300        299       1
---------------------------------------------------------------------------------------------------------------------------
360                111      55,901,616       98.14        504,043   5.206     743     65.47        360        359       1
---------------------------------------------------------------------------------------------------------------------------
Total:             114     $56,962,055      100.00%      $500,102   5.209%    743     65.51%       358        357       1
---------------------------------------------------------------------------------------------------------------------------

W.A.: 358.2 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2003-E Group 4
                                    7-1 Arms
                            Collateral Summary Report

                               May 14, 2003 12:15

--------------------------------------------------------------------------------

1.   General Pool Characteristics

Pool Size: $56,962,055.21
Loan Count: 114
Cut-off Date: 2003-05-01
Avg. Loan Balance: $499,667.15
Avg. Orig. Balance: $500,101.91
W.A. FICO*: 743
W.A. Orig. LTV: 65.51%
W.A. Cut-Off LTV: 65.45%
W.A. Gross Coupon: 5.209%
W.A. Net Coupon: 4.366%
W.A. Servicing Fee: 0.841%
W.A. Orig. Term: 358 months
W.A. Rem. Term: 357 months
W.A. Age: 1 months
% over 80 COLTV: 0.88%
% over 100 COLTV: 0.00%
% with PMI: 0.88%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 12.00%
W.A. MI Adjusted LTV: 65.36%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.36%

*    FICO not available for 1 loans, or 0.6% of the aggregate pool balance.

--------------------------------------------------------------------------------

2.   Original Balance

-----------------------------
Original Balance      Percent
-----------------------------
250,001 - 350,000       7.16%
-----------------------------
350,001 - 450,000      29.62
-----------------------------
450,001 - 550,000      24.65
-----------------------------
550,001 - 650,000      15.44
-----------------------------
650,001 - 750,000      13.84
-----------------------------
750,001 - 850,000       2.86
-----------------------------
850,001 - 950,000       4.68
-----------------------------
950,001 - 1,050,000     1.75
-----------------------------
Total:                100.00%
-----------------------------

Average: $500,101.91
Lowest: $324,000.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

3.   Cut-Off Balance

-----------------------------
Cut-Off Balance       Percent
-----------------------------
300,001 - 400,000      19.66%
-----------------------------
400,001 - 500,000      30.50
-----------------------------
500,001 - 600,000      21.20
-----------------------------
600,001 - 700,000      11.48
-----------------------------
700,001 - 800,000       9.25
-----------------------------
800,001 - 900,000       4.53
-----------------------------
900,001 - 1,000,000     3.38
-----------------------------
Total:                100.00%
-----------------------------

Average: 499,667.15
Lowest: 323,653.62
Highest: 998,825.96

--------------------------------------------------------------------------------

4.   Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

5.   Coupon

-----------------------
Coupon          Percent
-----------------------
3.876 - 4.000     1.30%
-----------------------
4.001 - 4.125     0.81
-----------------------
4.126 - 4.250     2.54
-----------------------
4.251 - 4.375     1.66
-----------------------
4.501 - 4.625     0.96
-----------------------
4.626 - 4.750     7.07
-----------------------
4.751 - 4.875     5.87
-----------------------
4.876 - 5.000     9.47
-----------------------
5.001 - 5.125     9.58
-----------------------
5.126 - 5.250    14.84
-----------------------
5.251 - 5.375    13.03
-----------------------
5.376 - 5.500    19.59
-----------------------
5.501 - 5.625     8.74
-----------------------
5.626 - 5.750     2.25
-----------------------
5.751 - 5.875     2.28
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.209
Lowest: 4.000
Highest: 5.875

--------------------------------------------------------------------------------

6.   Credit Score*

-----------------------
Credit Score*   Percent
-----------------------
801 - 850         4.17%
-----------------------
751 - 800        51.13
-----------------------
701 - 750        25.19
-----------------------
651 - 700        16.12
-----------------------
601 - 650         2.79
-----------------------
= 0               0.61
-----------------------
Total:          100.00%
-----------------------

W.A.: 743
Lowest: 623
Highest: 809

--------------------------------------------------------------------------------

7.   PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
None             99.12%
-----------------------
RMIC              0.88
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

8.   Product Type

--------------------------
Product Type       Percent
--------------------------
7/23 12 MO LIBOR    98.14%
--------------------------
7/18 12 MO LIBOR     1.26
--------------------------
7/8 12 MO LIBOR      0.61
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

9.   Index

----------------
Index    Percent
----------------
12ML     100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

10. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Refinance-Rate/Term    49.45%
-----------------------------
Purchase               37.01
-----------------------------
Refinance-Cashout      13.54
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

11.  Loan Type

----------------------
Loan Type      Percent
----------------------
CONVENTIONAL   100.00%
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

12.  Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              64.40%
-----------------------
PUD Detach       26.43
-----------------------
Condo             6.29
-----------------------
PUD Attach        2.20
-----------------------
Townhouse         0.69
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

13.  Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             93.21%
--------------------------
Secondary            5.45
--------------------------
Investor             1.35
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

14.  Documentation

------------------------
Documentation    Percent
------------------------
Reduced           42.55%
------------------------
Rapid             39.36
------------------------
Standard          15.68
------------------------
All Ready Home     2.41
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

15.  State

--------------------
State        Percent
--------------------
California    55.38%
--------------------
Texas          7.09
--------------------
Illinois       6.84
--------------------
Maryland       5.65
--------------------
Virginia       4.65
--------------------
Other         20.39
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

16.  Zip Code

------------------
Zip Code   Percent
------------------
60613        2.36%
------------------
91106        2.15
------------------
94404        2.14
------------------
60010        2.09
------------------
93428        2.06
------------------
Other       89.20
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

17.  OLTV

-----------------------
OLTV            Percent
-----------------------
*= 20.00          0.87%
-----------------------
20.01 - 25.00     1.40
-----------------------
25.01 - 30.00     1.63
-----------------------
30.01 - 35.00     1.31
-----------------------
35.01 - 40.00     0.69
-----------------------
40.01 - 45.00     4.84
-----------------------
45.01 - 50.00     8.22
-----------------------
50.01 - 55.00     4.86
-----------------------
55.01 - 60.00     7.19
-----------------------
60.01 - 65.00     5.84
-----------------------
65.01 - 70.00    17.69
-----------------------
70.01 - 75.00    10.81
-----------------------
75.01 - 80.00    33.77
-----------------------
80.01 - 85.00     0.88
-----------------------
Total:          100.00%
-----------------------

* denotes less than

W.A.: 65.51%
Lowest: 17.77%
Highest: 84.89%

--------------------------------------------------------------------------------

18.  Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
*= 20.00          0.87%
-----------------------
20.01 - 25.00     1.40
-----------------------
25.01 - 30.00     1.63
-----------------------
30.01 - 35.00     1.31
-----------------------
35.01 - 40.00     0.69
-----------------------
40.01 - 45.00     5.83
-----------------------
45.01 - 50.00     7.23
-----------------------
50.01 - 55.00     4.86
-----------------------
55.01 - 60.00     7.19
-----------------------
60.01 - 65.00     5.84
-----------------------
65.01 - 70.00    17.69
-----------------------
70.01 - 75.00    10.81
-----------------------
75.01 - 80.00    33.77
-----------------------
80.01 - 85.00     0.88
-----------------------
Total:          100.00%
-----------------------

* denotes less than

W.A.: 65.45%
Lowest: 17.75%
Highest: 84.89%

--------------------------------------------------------------------------------

19.  Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

*    MBA method

--------------------------------------------------------------------------------

20.  Times 30 Days

-----------------------
Times 30 Days   Percent
-----------------------
0               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

21.  Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

22.  Prepay Flag

---------------------
Prepay Flag   Percent
---------------------
N             100.00%
---------------------
Total:        100.00%
---------------------

--------------------------------------------------------------------------------

23.  Prepay Penalty Term

-----------------------------
Prepay Penalty Term   Percent
-----------------------------
0                     100.00%
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 0.0
Lowest: 0
Highest: 0

--------------------------------------------------------------------------------

24.  Remaining Prepayment Term

-----------------------------------
Remaining Prepayment Term   Percent
-----------------------------------
0                           100.00%
-----------------------------------
Total:                      100.00%
-----------------------------------

--------------------------------------------------------------------------------

25.  Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

26.  Original Term

-----------------------
Original Term   Percent
-----------------------
180               0.61%
-----------------------
300               1.26
-----------------------
360              98.14
-----------------------
Total:          100.00%
-----------------------

W.A.: 358.2 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

27.  Scheduled Remaining Term

----------------------------------
Scheduled Remaining Term   Percent
----------------------------------
175 - 180                    0.61%
----------------------------------
295 - 300                    1.26
----------------------------------
355 - 360                   98.14
----------------------------------
Total:                     100.00%
----------------------------------

W.A.: 357.5 months
Lowest: 179 months
Highest: 360 months

--------------------------------------------------------------------------------

28.  Cut-Off Loan Age

--------------------------
Cut-Off Loan Age   Percent
--------------------------
= 0                 31.40%
--------------------------
1 - 6               68.60
--------------------------
Total:             100.00%
--------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 1 months

--------------------------------------------------------------------------------

29.  Gross Margin

----------------------
Gross Margin   Percent
----------------------
2.250          100.00%
----------------------
Total:         100.00%
----------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

30.  Initial Cap (ARMs)

----------------------------
Initial Cap (ARMs)   Percent
----------------------------
5.000                100.00%
----------------------------
Total:               100.00%
----------------------------

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

31.  Periodic Cap (ARMs)

-----------------------------
Periodic Cap (ARMs)   Percent
-----------------------------
2.000                 100.00%
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

32.  Maximum Rate (ARMs)

-----------------------------
Maximum Rate (ARMs)   Percent
-----------------------------
8.001 - 9.000           1.30%
-----------------------------
9.001 - 10.000         28.39
-----------------------------
10.001 - 11.000        70.31
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 10.209%
Lowest: 9.000%
Highest: 10.875%

--------------------------------------------------------------------------------

33.  Cutoff Rollterm

-------------------------
Cutoff Rollterm   Percent
-------------------------
79 - 84           100.00%
-------------------------
Total:            100.00%
-------------------------

W.A.: 83.3 months
Lowest: 83 months
Highest: 84 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  BoAMS 2003-E
                                   Total Arms

--------------------------------------------------------------------------------

1.   Original Balance

---------------------------------------------------------------------------------------------------------------------------
                         Number    Aggregate      Percent      Average                              W.A.       W.A.
                          of        Current      of Loans     Original    W.A.    W.A.     W.A.   Original  Remaining  W.A.
                       Mortgage    Principal   by Principal   Principal  Gross   FICO   Original   Term to   Term to   Loan
Original Balance         Loans      Balance       Balance      Balance   Coupon  Score     LTV    Maturity   Maturity   Age
---------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000          115   $ 38,985,113       4.04%    $  339,367  4.943%   736    65.35%     356        355      1
---------------------------------------------------------------------------------------------------------------------------
350,001 - 450,000          658    265,239,464      27.49        403,451  4.835    744    67.60      359        358      1
---------------------------------------------------------------------------------------------------------------------------
450,001 - 550,000          435    216,602,997      22.45        498,396  4.802    742    66.98      359        358      1
---------------------------------------------------------------------------------------------------------------------------
550,001 - 650,000          267    160,762,519      16.66        602,537  4.815    743    63.61      360        359      1
---------------------------------------------------------------------------------------------------------------------------
650,001 - 750,000          164    116,808,854      12.11        712,767  4.838    742    64.53      360        359      1
---------------------------------------------------------------------------------------------------------------------------
750,001 - 850,000           44     35,111,432       3.64        798,528  4.849    737    58.71      360        359      1
---------------------------------------------------------------------------------------------------------------------------
850,001 - 950,000           55     49,613,091       5.14        902,692  4.995    740    59.59      352        351      1
---------------------------------------------------------------------------------------------------------------------------
950,001 - 1,050,000         74     73,303,563       7.60        991,783  4.840    741    55.76      360        359      1
---------------------------------------------------------------------------------------------------------------------------
1,050,001 - 1,150,000        1      1,120,000       0.12      1,120,000  3.250    786    80.00      360        360      0
---------------------------------------------------------------------------------------------------------------------------
1,150,001 - 1,250,000        6      7,226,142       0.75      1,205,250  4.936    753    58.67      360        359      1
---------------------------------------------------------------------------------------------------------------------------
Total:                   1,819   $964,773,175     100.00%    $  530,840  4.837%   742    64.65%     359        358      1
---------------------------------------------------------------------------------------------------------------------------

Average: $530,840.17
Lowest: $322,701.00
Highest: $1,236,000.00

--------------------------------------------------------------------------------

2.   Gross Coupon

-----------------------------------------------------------------------------------------------------------------------------
                 Number      Aggregate       Percent       Average                                  W.A.        W.A.
                   of         Current       of Loans      Original     W.A.    W.A.      W.A.     Original   Remaining   W.A.
                Mortgage     Principal    by Principal    Principal    Gross   FICO    Original   Term to     Term to    Loan
Gross Coupon      Loans       Balance        Balance       Balance    Coupon   Score      LTV     Maturity    Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------
3.126 - 3.250         1    $  1,120,000        0.12%     $1,120,000    3.250%   786     80.00%       360        360       0
-----------------------------------------------------------------------------------------------------------------------------
3.376 - 3.500         1         479,245        0.05         480,000    3.500    730     80.00        360        359       1
-----------------------------------------------------------------------------------------------------------------------------
3.501 - 3.625         1         431,235        0.04         431,900    3.625    696     67.28        360        359       1
-----------------------------------------------------------------------------------------------------------------------------
3.626 - 3.750         5       2,243,322        0.23         449,240    3.750    762     78.59        360        359       1
-----------------------------------------------------------------------------------------------------------------------------
3.876 - 4.000        12       6,003,880        0.62         500,723    4.000    755     66.88        360        359       1
-----------------------------------------------------------------------------------------------------------------------------
4.001 - 4.125        29      16,624,451        1.72         573,854    4.125    747     67.80        360        359       1
-----------------------------------------------------------------------------------------------------------------------------
4.126 - 4.250        91      47,654,107        4.94         524,206    4.250    743     62.59        355        354       1
-----------------------------------------------------------------------------------------------------------------------------
4.251 - 4.375       109      56,481,120        5.85         518,736    4.375    743     67.81        359        358       1
-----------------------------------------------------------------------------------------------------------------------------
4.376 - 4.500       194     103,826,203       10.76         535,621    4.500    744     65.71        358        357       1
-----------------------------------------------------------------------------------------------------------------------------
4.501 - 4.625       171      93,459,332        9.69         546,956    4.625    740     64.43        360        359       1
-----------------------------------------------------------------------------------------------------------------------------
4.626 - 4.750       239     125,259,073       12.98         524,445    4.750    744     65.21        360        359       1
-----------------------------------------------------------------------------------------------------------------------------
4.751 - 4.875       257     134,104,126       13.90         522,098    4.875    743     64.97        359        359       1
-----------------------------------------------------------------------------------------------------------------------------
4.876 - 5.000       222     115,514,123       11.97         520,770    5.000    748     63.17        360        359       1
-----------------------------------------------------------------------------------------------------------------------------
5.001 - 5.125       164      88,805,099        9.20         542,176    5.125    742     63.87        359        358       1
-----------------------------------------------------------------------------------------------------------------------------
5.126 - 5.250       144      76,862,099        7.97         534,238    5.250    738     62.98        357        356       1
-----------------------------------------------------------------------------------------------------------------------------
5.251 - 5.375        91      50,516,425        5.24         555,517    5.375    735     62.26        360        359       1
-----------------------------------------------------------------------------------------------------------------------------
5.376 - 5.500        53      28,926,317        3.00         546,417    5.500    730     66.88        360        359       1
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
5.501 - 5.625        19       8,648,266        0.90         455,548    5.625    725     61.31        357        356       1
-----------------------------------------------------------------------------------------------------------------------------
5.626 - 5.750         9       4,829,958        0.50         538,434    5.750    725     70.46        360        357       3
-----------------------------------------------------------------------------------------------------------------------------
5.751 - 5.875         5       2,169,867        0.22         434,400    5.875    699     68.40        360        358       2
-----------------------------------------------------------------------------------------------------------------------------
5.876 - 6.000         2         814,929        0.08         409,800    6.000    710     75.30        360        354       6
-----------------------------------------------------------------------------------------------------------------------------
Total:            1,819    $964,773,175      100.00%     $  530,840    4.837%   742     64.65%       359        358       1
-----------------------------------------------------------------------------------------------------------------------------

W.A.: 4.837%
Lowest: 3.250%
Highest: 6.000%

--------------------------------------------------------------------------------

3.   Credit Score

---------------------------------------------------------------------------------------------------------------------------
                Number     Aggregate       Percent       Average                                  W.A.        W.A.
                  of        Current       of Loans      Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
               Mortgage    Principal     by Principal   Principal    Gross   FICO    Original   Term to     Term to    Loan
Credit Score     Loans      Balance         Balance      Balance    Coupon   Score     LTV      Maturity    Maturity    Age
---------------------------------------------------------------------------------------------------------------------------
800 - 824           36    $ 18,009,496        1.87%      $500,676   4.931%    805     60.82%       356        355       1
---------------------------------------------------------------------------------------------------------------------------
775 - 799          345     182,146,539       18.88        528,552   4.828     785     60.93        359        359       1
---------------------------------------------------------------------------------------------------------------------------
750 - 774          523     279,489,801       28.97        534,856   4.816     762     63.87        359        359       1
---------------------------------------------------------------------------------------------------------------------------
725 - 749          371     196,893,472       20.41        531,095   4.797     737     66.46        357        357       1
---------------------------------------------------------------------------------------------------------------------------
700 - 724          284     152,724,464       15.83        538,183   4.830     712     66.94        360        359       1
---------------------------------------------------------------------------------------------------------------------------
675 - 699          161      83,896,528        8.70        521,469   4.929     688     66.13        359        358       1
---------------------------------------------------------------------------------------------------------------------------
650 - 674           63      34,620,787        3.59        550,039   4.965     663     67.34        358        357       1
---------------------------------------------------------------------------------------------------------------------------
625 - 649           28      13,869,294        1.44        495,705   4.976     637     65.81        360        359       1
---------------------------------------------------------------------------------------------------------------------------
600 - 624            5       2,092,780        0.22        418,820   5.364     622     69.03        360        360       0
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
N/A                  3       1,030,013        0.11        343,664   4.292       0     75.21        360        359       1
---------------------------------------------------------------------------------------------------------------------------
Total:           1,819    $964,773,175      100.00%      $530,840   4.837%    742     64.65%       359        358       1
---------------------------------------------------------------------------------------------------------------------------

W.A.: 742
Lowest: 620
Highest: 821

--------------------------------------------------------------------------------

4.   Index

---------------------------------------------------------------------------------------------------------------------
          Number      Aggregate      Percent       Average                                  W.A.        W.A.
            of         Current       of Loans     Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
         Mortgage     Principal    by Principal   Principal   Gross    FICO    Original   Term to     Term to    Loan
Index     Loans        Balance       Balance       Balance    Coupon   Score     LTV      Maturity    Maturity    Age
---------------------------------------------------------------------------------------------------------------------
12ML       1,819    $964,773,175      100.00%      $530,840   4.837%    742     64.65%       359        358       1
---------------------------------------------------------------------------------------------------------------------
Total:     1,819    $964,773,175      100.00%      $530,840   4.837%    742     64.65%       359        358       1
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5.   Loan Purpose

----------------------------------------------------------------------------------------------------------------------------------
                       Number      Aggregate      Percent       Average                                  W.A.        W.A.
                         of         Current       of Loans     Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
                      Mortgage     Principal    by Principal   Principal   Gross    FICO    Original   Term to     Term to    Loan
Loan Purpose           Loans        Balance       Balance       Balance    Coupon   Score     LTV      Maturity    Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
Refinance-Rate/Term     1,207    $658,152,501       68.22%      $545,782   4.839%    743     62.77%       359        358       1
----------------------------------------------------------------------------------------------------------------------------------
Purchase                  357     183,027,745       18.97        513,098   4.782     745     75.04        360        359       1
----------------------------------------------------------------------------------------------------------------------------------
Refinance-Cashout         255     123,592,929       12.81        484,956   4.911     735     59.27        359        358       1
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Total:                  1,819    $964,773,175      100.00%      $530,840   4.837%    742     64.65%       359        358       1
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6.   Property Type

----------------------------------------------------------------------------------------------------------------------------
                 Number      Aggregate      Percent       Average                                  W.A.        W.A.
                   of         Current       of Loans     Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
                Mortgage     Principal    by Principal   Principal   Gross    FICO    Original   Term to     Term to    Loan
Property Type    Loans        Balance       Balance       Balance    Coupon   Score     LTV      Maturity    Maturity   Age
----------------------------------------------------------------------------------------------------------------------------
SFR               1,187    $645,388,486       66.90%      $544,198   4.846%    743     63.01%       359        358       1
----------------------------------------------------------------------------------------------------------------------------
PUD Detach          428     222,324,261       23.04        519,805   4.783     741     66.63        360        359       1
----------------------------------------------------------------------------------------------------------------------------
Condo               152      72,991,879        7.57        480,699   4.920     743     71.57        359        358       1
----------------------------------------------------------------------------------------------------------------------------
PUD Attach           41      18,387,569        1.91        448,837   4.856     737     71.22        360        359       1
----------------------------------------------------------------------------------------------------------------------------
2-Family              5       2,768,172        0.29        554,400   4.688     748     63.47        360        359       1
----------------------------------------------------------------------------------------------------------------------------
Townhouse             4       1,638,308        0.17        410,650   4.967     754     69.08        360        359       1
----------------------------------------------------------------------------------------------------------------------------
3-Family              2       1,274,501        0.13        638,000   5.132     733     52.15        360        359       1
----------------------------------------------------------------------------------------------------------------------------
Total:            1,819    $964,773,175      100.00%      $530,840   4.837%    742     64.65%       359        358       1
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7.   Occupancy Status

-------------------------------------------------------------------------------------------------------------------------------
                    Number      Aggregate      Percent       Average                                  W.A.        W.A.
                      of         Current       of Loans     Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
                   Mortgage     Principal    by Principal   Principal   Gross    FICO    Original   Term to     Term to    Loan
Occupancy Status    Loans        Balance       Balance       Balance    Coupon   Score     LTV      Maturity    Maturity    Age
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Primary              1,708    $906,236,916       93.93%      $531,038   4.832%    742     64.84%       359        358       1
-------------------------------------------------------------------------------------------------------------------------------
Secondary               97      52,933,883        5.49        546,078   4.897     752     61.73        358        358       1
-------------------------------------------------------------------------------------------------------------------------------
Investor                14       5,602,376        0.58        401,107   5.070     745     61.04        360        359       1
-------------------------------------------------------------------------------------------------------------------------------
Total:               1,819    $964,773,175      100.00%      $530,840   4.837%    742     64.65%       359        358       1
-------------------------------------------------------------------------------------------------------------------------------


8. Geographic Distribution

-----------------------------------------------------------------------------------------------------------------------------------
                        Number      Aggregate      Percent       Average                                  W.A.        W.A.
                          of         Current      of Loans      Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
 Geographic            Mortgage     Principal    by Principal   Principal    Gross   FICO    Original    Term to    Term to    Loan
Distribution             Loans       Balance        Balance      Balance    Coupon   Score     LTV      Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------------------------
California               1,318    $697,329,243      72.28%       $529,532   4.844%    742     64.85%       359        359       1
-----------------------------------------------------------------------------------------------------------------------------------
Illinois                   107      61,532,243       6.38         575,529   4.721     748     62.46        355        354       1
-----------------------------------------------------------------------------------------------------------------------------------
Florida                     53      28,065,364       2.91         530,033   4.900     740     67.98        360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
North Carolina              24      15,182,558       1.57         633,041   4.604     746     61.13        360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
Arizona                     24      13,900,105       1.44         579,543   4.976     740     65.85        354        353       1
-----------------------------------------------------------------------------------------------------------------------------------
Maryland                    29      13,764,625       1.43         474,892   4.944     724     64.56        360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
Virginia                    28      12,311,205       1.28         440,177   5.071     724     69.30        355        354       1
-----------------------------------------------------------------------------------------------------------------------------------
Texas                       25      11,585,265       1.20         463,849   4.808     747     72.69        360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
Colorado                    21      11,236,407       1.16         535,602   4.911     751     57.21        360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
Massachusetts               20      10,688,236       1.11         534,825   4.799     741     53.38        360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
Washington                  20      10,294,692       1.07         515,090   4.811     746     66.66        354        354       1
-----------------------------------------------------------------------------------------------------------------------------------
Georgia                     22       9,764,707       1.01         444,249   4.655     732     65.66        360        359       1
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
South Carolina              18       8,589,472       0.89         477,550   4.738     735     65.90        360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
Nevada                      13       7,382,372       0.77         568,262   4.967     752     64.50        360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
Connecticut                 11       7,349,264       0.76         668,545   4.796     729     57.81        360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
Tennessee                   10       4,790,757       0.50         479,627   5.080     735     65.25        360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
Oregon                       9       4,389,805       0.46         488,214   4.944     755     64.87        360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
Missouri                     7       3,990,584       0.41         570,564   4.717     721     69.09        360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
Minnesota                    7       3,653,717       0.38         522,386   4.768     735     65.25        360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
District of Columbia         6       3,210,100       0.33         535,687   4.795     753     59.01        360        359       1
-----------------------------------------------------------------------------------------------------------------------------------
Other                       47      25,762,454       2.67         548,841   4.810     748     64.49        358        358       1
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   1,819    $964,773,175     100.00%       $530,840   4.837%    742     64.65%       359        358       1
-----------------------------------------------------------------------------------------------------------------------------------

9.   County Distribution

----------------------------------------------------------------------------------------------------------------------------------
                       Number      Aggregate      Percent       Average                                  W.A.       W.A.
                         of        Current        of Loans      Original     W.A.    W.A.     W.A.     Original   Remaining   W.A.
                      Mortgage     Principal    by Principal   Principal    Gross   FICO    Original   Term to     Term to    Loan
County Distribution     Loans      Balance        Balance      Balance     Coupon   Score     LTV      Maturity    Maturity    Age
----------------------------------------------------------------------------------------------------------------------------------
SANTA CLARA              381     $197,314,562      20.45%       $518,329   4.714%    748     65.26%       360        359       1
----------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES              151       86,150,628       8.93         571,180   4.915     736     64.38        359        358       1
----------------------------------------------------------------------------------------------------------------------------------
ORANGE                   137       76,365,538       7.92         557,758   4.921     732     62.75        358        357       1
----------------------------------------------------------------------------------------------------------------------------------
SAN MATEO                109       60,798,131       6.30         558,182   4.902     749     62.18        357        356       1
----------------------------------------------------------------------------------------------------------------------------------
ALAMEDA                  113       55,505,205       5.75         491,690   4.794     739     67.43        360        359       1
----------------------------------------------------------------------------------------------------------------------------------
SAN DIEGO                 96       47,081,126       4.88         490,672   4.839     750     63.80        360        359       1
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
CONTRA COSTA               75      38,494,091       3.99         513,550   4.890     741     64.66        360        359       1
----------------------------------------------------------------------------------------------------------------------------------
COOK                       65      37,049,320       3.84         570,374   4.759     745     63.80        360        359       1
----------------------------------------------------------------------------------------------------------------------------------
SAN FRANCISCO              68      36,226,550       3.75         533,252   4.992     734     69.78        360        359       1
----------------------------------------------------------------------------------------------------------------------------------
MARIN                      37      21,757,998       2.26         588,372   4.916     740     62.49        360        359       1
----------------------------------------------------------------------------------------------------------------------------------
Other                     587     308,030,026      31.93         525,256   4.847     742     64.56        358        357       1
----------------------------------------------------------------------------------------------------------------------------------
Total:                  1,819    $964,773,175     100.00%       $530,840   4.837%    742     64.65%       359        358       1
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10.  Original LTV

----------------------------------------------------------------------------------------------------------------------------
                 Number      Aggregate      Percent       Average                                  W.A.       W.A.
                   of        Current        of Loans      Original    W.A.    W.A.      W.A.     Original   Remaining   W.A.
                Mortgage     Principal    by Principal   Principal   Gross    FICO    Original   Term to    Term to     Loan
Original LTV      Loans      Balance        Balance       Balance    Coupon   Score     LTV      Maturity   Maturity     Age
----------------------------------------------------------------------------------------------------------------------------
5.01 - 10.00         1      $   600,000        0.06%      $600,000   4.875%    756      10.00%      360        357       3
----------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00        5        2,130,701        0.22        426,140   4.640     765      13.36       360        360       0
----------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00        9        5,885,606        0.61        659,167   5.059     746      17.31       360        358       2
----------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00       14        8,004,993        0.83        572,262   5.058     740      22.59       360        359       1
----------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00       23       14,382,310        1.49        625,666   4.937     748      28.09       360        359       1
----------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00       26       17,315,215        1.79        666,440   4.906     760      33.20       331        330       1
----------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00       42       23,554,591        2.44        561,273   4.861     766      37.83       359        358       1
----------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00       77       43,700,006        4.53        567,937   4.824     750      42.71       359        358       1
----------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00      100       59,065,729        6.12        591,168   4.921     742      47.90       360        359       1
----------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00      106       56,294,453        5.83        531,486   4.811     749      52.73       357        357       1
----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00      142       77,847,473        8.07        548,608   4.804     742      57.87       360        359       1
---------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00      159       86,936,118        9.01        547,178   4.791     746      62.66       360        359       1
---------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00      298      159,559,587       16.54        535,834   4.824     741      68.17       360        359       1
---------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00      243      132,580,186       13.74        546,053   4.884     740      73.29       359        359       1
---------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00      563      272,484,849       28.24        484,436   4.815     737      79.20       359        359       1
---------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00        2          937,750        0.10        468,875   4.592     694      84.94       360        360       0
---------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00        8        3,118,273        0.32        390,143   4.860     708      88.89       360        359       1
---------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00        1          375,334        0.04        377,150   4.625     763      95.00       360        359       1
---------------------------------------------------------------------------------------------------------------------------
Total:           1,819     $964,773,175      100.00%      $530,840   4.837%    742      64.65%      359        358       1
---------------------------------------------------------------------------------------------------------------------------

W.A.: 64.65%
Lowest: 10.00%
Highest: 95.00%

11.  Original Term

-----------------------------------------------------------------------------------------------------------------------------
                 Number      Aggregate      Percent       Average                                    W.A.      W.A.
                   of        Current        of Loans      Original     W.A.     W.A.     W.A.     Original   Remaining   W.A.
                Mortgage     Principal    by Principal   Principal    Gross     FICO   Original   Term to    Term to     Loan
Original Term     Loans       Balance        Balance       Balance    Coupon   Score     LTV      Maturity   Maturity     Age
-----------------------------------------------------------------------------------------------------------------------------
120                   2    $  1,743,114       0.18%       $874,500    4.870%    736     32.76%       120        119       1
-----------------------------------------------------------------------------------------------------------------------------
180                   6       2,504,406       0.26         418,715    4.460     742     56.79        180        179       1
-----------------------------------------------------------------------------------------------------------------------------
240                   1         472,830       0.05         474,000    4.875     736     75.84        240        239       1
-----------------------------------------------------------------------------------------------------------------------------
300                   5       1,808,605       0.19         362,312    5.199     752     62.41        300        299       1
-----------------------------------------------------------------------------------------------------------------------------
360               1,805     958,244,220      99.32         531,330    4.837     742     64.72        360        359       1
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
Total:            1,819    $964,773,175     100.00%       $530,840    4.837%    742     64.65%       359        358       1
-----------------------------------------------------------------------------------------------------------------------------

W.A.: 358.9 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market
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statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                  BoAMS 2003-E
                                   Total Arms
                            Collateral Summary Report

--------------------------------------------------------------------------------

1.   General Pool Characteristics

Pool Size: $964,773,175.03
Loan Count: 1,819
Cut-off Date: 2003-05-01
Avg. Loan Balance: $530,386.57
Avg. Orig. Balance: $530,840.17
W.A. FICO*: 742
W.A. Orig. LTV: 64.65%
W.A. Cut-Off LTV: 64.59%
W.A. Gross Coupon: 4.837%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 COLTV: 0.46%
% over 100 COLTV: 0.00%
% with PMI: 0.46%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 22.67%
W.A. MI Adjusted LTV: 64.50%
% Second Lien: 0.00%
% with Prepay Penalty: 4.99%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.88%

*    FICO not available for 3 loans, or 0.1% of the aggregate pool balance.

--------------------------------------------------------------------------------

2.   Original Balance

-------------------------------
Original Balance        Percent
-------------------------------
250,001 - 350,000         4.04%
-------------------------------
350,001 - 450,000        27.49
-------------------------------
450,001 - 550,000        22.45
-------------------------------
550,001 - 650,000        16.66
-------------------------------
650,001 - 750,000        12.11
-------------------------------
750,001 - 850,000         3.64
-------------------------------
850,001 - 950,000         5.14
-------------------------------
950,001 - 1,050,000       7.60
-------------------------------
1,050,001 - 1,150,000     0.12
-------------------------------
1,150,001 - 1,250,000     0.75
-------------------------------
Total:                  100.00%
-------------------------------

Average: $530,840.17
Lowest: $322,701.00
Highest: $1,236,000.00

--------------------------------------------------------------------------------

3.   Cut-Off Balance

-------------------------------
Cut-Off Balance         Percent
-------------------------------
300,001 - 400,000        16.96%
-------------------------------
400,001 - 500,000        28.09
-------------------------------
500,001 - 600,000        17.50
-------------------------------
600,001 - 700,000        12.76
-------------------------------
700,001 - 800,000         9.63
-------------------------------
800,001 - 900,000         4.47
-------------------------------
900,001 - 1,000,000       9.61
-------------------------------
1,000,001 - 1,100,000     0.11
-------------------------------
1,100,001 - 1,200,000     0.61
-------------------------------
1,200,001 - 1,300,000     0.25
-------------------------------
Total:                  100.00%
-------------------------------

Average: 530,386.57
Lowest: 322,701.00
Highest: 1,236,000.00

--------------------------------------------------------------------------------

4.   Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

5.   Cutoff Rollterm

-------------------------
Cutoff Rollterm   Percent
-------------------------
25 - 30             0.26%
-------------------------
31 - 36            19.76
-------------------------
49 - 54             0.04
-------------------------
55 - 60            74.04
-------------------------
79 - 84             5.90
-------------------------
Total:            100.00%
-------------------------

W.A.: 55.8 months
Lowest: 26 months
Highest: 84 months

--------------------------------------------------------------------------------

6.   Coupon

-----------------------
Coupon          Percent
-----------------------
3.126 - 3.250     0.12%
-----------------------
3.376 - 3.500     0.05
-----------------------
3.501 - 3.625     0.04
-----------------------
3.626 - 3.750     0.23
-----------------------
3.876 - 4.000     0.62
-----------------------
4.001 - 4.125     1.72
-----------------------
4.126 - 4.250     4.94
-----------------------
4.251 - 4.375     5.85
-----------------------
4.376 - 4.500    10.76
-----------------------
4.501 - 4.625     9.69
-----------------------

-----------------------
4.626 - 4.750    12.98
-----------------------
4.751 - 4.875    13.90
-----------------------
4.876 - 5.000    11.97
-----------------------
5.001 - 5.125     9.20
-----------------------
5.126 - 5.250     7.97
-----------------------
5.251 - 5.375     5.24
-----------------------
5.376 - 5.500     3.00
-----------------------
5.501 - 5.625     0.90
-----------------------
5.626 - 5.750     0.50
-----------------------
5.751 - 5.875     0.22
-----------------------
5.876 - 6.000     0.08
-----------------------
Total:          100.00%
-----------------------

W.A.: 4.837
Lowest: 3.250
Highest: 6.000

--------------------------------------------------------------------------------

7.   Credit Score*

-----------------------
Credit Score*   Percent
-----------------------
801 - 850         1.66%
-----------------------
751 - 800        47.05
-----------------------
701 - 750        36.71
-----------------------
651 - 700        12.74
-----------------------
601 - 650         1.73
-----------------------
= 0               0.11
-----------------------
Total:          100.00%
-----------------------

W.A.: 742
Lowest: 620
Highest: 821

--------------------------------------------------------------------------------

8.   PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
None             99.54%
-----------------------

-----------------------
GEMIC             0.28
-----------------------
RMIC              0.10
-----------------------
UGIC              0.08
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9.   Product Type

----------------------------
Product Type         Percent
----------------------------
5/25 12 MO LIBOR      49.25%
----------------------------
5YR IO 12 MO LIBOR    24.31
----------------------------
3/27 12 MO LIBOR      19.97
----------------------------
7/23 12 MO LIBOR       5.79
----------------------------
5/5 12 MO LIBOR        0.18
----------------------------
5/10 12 MO LIBOR       0.17
----------------------------
5/20 12 MO LIBOR       0.11
----------------------------
7/18 12 MO LIBOR       0.07
----------------------------
3/12 12 MO LIBOR       0.05
----------------------------
5/15 12 MO LIBOR       0.05
----------------------------
7/8 12 MO LIBOR        0.04
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

10.  Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Refinance-Rate/Term    68.22%
-----------------------------
Purchase               18.97
-----------------------------
Refinance-Cashout      12.81
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

11.  Index

----------------
Index    Percent
----------------

----------------
12ML     100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

12.  Loan Type

----------------------
Loan Type      Percent
----------------------
CONVENTIONAL   100.00%
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

13.  Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              66.90%
-----------------------
PUD Detach       23.04
-----------------------
Condo             7.57
-----------------------
PUD Attach        1.91
-----------------------
2-Family          0.29
-----------------------
Townhouse         0.17
-----------------------
3-Family          0.13
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

14.  Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             93.93%
--------------------------
Secondary            5.49
--------------------------
Investor             0.58
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

15.  Documentation

------------------------
Documentation    Percent
------------------------
Rapid             62.93%
------------------------
Standard          19.35
------------------------
Reduced           14.92
------------------------
All Ready Home     2.80
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

16.  State

------------------------
State            Percent
------------------------
California        72.28%
------------------------
Illinois           6.38
------------------------
Florida            2.91
------------------------
North Carolina     1.57
------------------------
Arizona            1.44
------------------------
Other             15.42
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

17.  Zip Code

------------------
Zip Code   Percent
------------------
95014        2.88%
------------------
95070        1.97
------------------
94539        1.48
------------------
94087        1.30
------------------
95129        1.18
------------------
Other       91.19
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

18.  OLTV

-----------------------
OLTV            Percent
-----------------------

-----------------------
*= 20.00          0.89%
-----------------------
20.01 - 25.00     0.83
-----------------------
25.01 - 30.00     1.49
-----------------------
30.01 - 35.00     1.79
-----------------------
35.01 - 40.00     2.44
-----------------------
40.01 - 45.00     4.53
-----------------------
45.01 - 50.00     6.12
-----------------------
50.01 - 55.00     5.83
-----------------------
55.01 - 60.00     8.07
-----------------------
60.01 - 65.00     9.01
-----------------------
65.01 - 70.00    16.54
-----------------------
70.01 - 75.00    13.74
-----------------------
75.01 - 80.00    28.24
-----------------------
80.01 - 85.00     0.10
-----------------------
85.01 - 90.00     0.32
-----------------------
90.01 - 95.00     0.04
-----------------------
Total:          100.00%
-----------------------

* denotes less than

W.A.: 64.65%
Lowest: 10.00%
Highest: 95.00%

--------------------------------------------------------------------------------

19.  Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
*= 20.00          0.89%
-----------------------
20.01 - 25.00     0.83
-----------------------
25.01 - 30.00     1.49
-----------------------
30.01 - 35.00     1.79
-----------------------
35.01 - 40.00     2.51
-----------------------
40.01 - 45.00     4.58
-----------------------
45.01 - 50.00     6.00
-----------------------
50.01 - 55.00     5.83
-----------------------
55.01 - 60.00     8.07
-----------------------
60.01 - 65.00     9.11
-----------------------

* denotes less than

-----------------------
65.01 - 70.00    16.48
-----------------------
70.01 - 75.00    13.78
-----------------------
75.01 - 80.00    28.16
-----------------------
80.01 - 85.00     0.10
-----------------------
85.01 - 90.00     0.32
-----------------------
90.01 - 95.00     0.04
-----------------------
Total:          100.00%
-----------------------

W.A.: 64.59%
Lowest: 10.00%
Highest: 94.54%

--------------------------------------------------------------------------------

20.  Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

*    MBA method

--------------------------------------------------------------------------------

21.  Times 30 Days

-----------------------
Times 30 Days   Percent
-----------------------
0                99.74%
-----------------------
1                 0.26
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

22.  Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                   99.86%
--------------------------
Y                    0.14
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

23.  Prepay Flag

---------------------
Prepay Flag   Percent
---------------------
N              95.01%
---------------------
Y               4.99
---------------------
Total:        100.00%
---------------------

--------------------------------------------------------------------------------

24.  Prepay Penalty Term

-----------------------------
Prepay Penalty Term   Percent
-----------------------------
0                      95.01%
-----------------------------
36                      4.99
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 1.8
Lowest: 0
Highest: 36

--------------------------------------------------------------------------------

25.  Remaining Prepayment Term

-----------------------------------
Remaining Prepayment Term   Percent
-----------------------------------
0                            95.01%
-----------------------------------
28                            0.04
-----------------------------------
31                            0.05
-----------------------------------
32                            0.81
-----------------------------------
33                            0.86
-----------------------------------
34                            1.12
-----------------------------------
35                            1.49
-----------------------------------
36                            0.62
-----------------------------------
Total:                      100.00%
-----------------------------------

--------------------------------------------------------------------------------

26.  Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

27.  Original Term

-----------------------
Original Term   Percent
-----------------------
120               0.18%
-----------------------
180               0.26
-----------------------
240               0.05
-----------------------
300               0.19
-----------------------
360              99.32
-----------------------
Total:          100.00%
-----------------------

W.A.: 358.9 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------

28.  Scheduled Remaining Term

----------------------------------
Scheduled Remaining Term   Percent
----------------------------------
115 - 120                    0.18%
----------------------------------
175 - 180                    0.26
----------------------------------
235 - 240                    0.05
----------------------------------
295 - 300                    0.19
----------------------------------
349 - 354                    0.30
----------------------------------
355 - 360                   99.03
----------------------------------
Total:                     100.00%
----------------------------------

W.A.: 358.2 months
Lowest: 119 months
Highest: 360 months

--------------------------------------------------------------------------------

29.  Cut-Off Loan Age

--------------------------
Cut-Off Loan Age   Percent
--------------------------
= 0                 31.81%
--------------------------
1 - 6               67.89
--------------------------
7 - 12               0.30
--------------------------
Total:             100.00%
--------------------------

W.A.: 0.8 months
Lowest: 0 months
Highest: 10 months

--------------------------------------------------------------------------------

30.  Gross Margin

----------------------
Gross Margin   Percent
----------------------
2.250          100.00%
----------------------
Total:         100.00%
----------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

31.  Initial Cap (ARMs)

----------------------------
Initial Cap (ARMs)   Percent
----------------------------
2.000                 20.02%
----------------------------
5.000                 79.98
----------------------------
Total:               100.00%
----------------------------

W.A.: 4.399%
Lowest: 2.000%
Highest: 5.000%

--------------------------------------------------------------------------------

32.  Periodic Cap (ARMs)

-----------------------------
Periodic Cap (ARMs)   Percent
-----------------------------
2.000                 100.00%
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

33.  Maximum Rate (ARMs)

-----------------------------
Maximum Rate (ARMs)   Percent
-----------------------------
8.001 - 9.000           0.72%
-----------------------------
9.001 - 10.000         52.81
-----------------------------
10.001 - 11.000        46.17
-----------------------------
11.001 - 12.000         0.30
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 10.037%
Lowest: 8.250%
Highest: 12.000%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC
--------------------------------------------------------------------------------

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as appropriate (the "material"), is for your private information, and Banc of
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